As filed with the Securities and Exchange Commission on November 24, 2004

                                                                      File Nos.
                                                                        2-30761
                                                                      811-01700
              SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C. 20549
                      FORM N-1A

   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

          Pre-Effective Amendment No._______

Post-Effective Amendment No.  56                       (X)
                             ----

                                and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.  31                                       (X)
              ----

              FRANKLIN GOLD AND PRECIOUS METALS FUND
              --------------------------------------
        (Exact Name of Registrant as Specified in Charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA, 94403-1906
         (Address of Principal Executive Offices) (Zip Code)Registrant's
                      Telephone Number, Including Area Code
                                 (650) 312-2000

   MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403
   ------------------------------------------------------------
        (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[x] on December 1, 2004 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.






DECEMBER 1, 2004


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS  CLASS A, B & C

FRANKLIN GOLD AND PRECIOUS METALS FUND

















[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]











CONTENTS

THE FUND

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INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
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   Goals and Strategies              2

   Main Risks                        4

   Performance                       9

   Fees and Expenses                11

   Management                       13

   Distributions and Taxes          17

   Financial Highlights             20

YOUR ACCOUNT

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INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
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  Choosing a Share Class            23

  Buying Shares                     33

  Investor Services                 36

  Selling Shares                    39

  Exchanging Shares                 42

  Account Policies                  49

  Questions                         55


FOR MORE INFORMATION

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WHERE TO LEARN MORE ABOUT THE FUND
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Back Cover

THE FUND

GOALS AND STRATEGIES

GOALS

The Fund's principal investment goal is capital appreciation. Its secondary goal is to provide shareholders with current income through dividends or interest received from its investments.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of gold and precious metals operation companies. Gold and precious metals operation companies include companies that mine, process, or deal in gold or other precious metals, such as silver, platinum, and palladium, including mining finance and exploration companies as well as operating companies with long-, medium-, or short-life mines. Shareholders will be given 60 days' advance notice of any change to the 80% policy.

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The Fund normally invests at least 80% of its net assets in investments of gold and precious metals operation companies.
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The Fund may buy securities of gold and precious metals operation companies located anywhere in the world and generally invests more than 50% of its total assets in companies located outside the U.S. Although the Fund may invest in small, medium and large capitalization companies, it expects to invest a substantial portion of its assets in companies falling within the small-cap (market capitalization less than $1.5 billion) and medium-cap (market capitalization of $1.5 billion to $8 billion) range. As a means of seeking its principal goal of capital appreciation, the Fund may also invest up to 10% of its assets in gold bullion or exchange-traded fund securities backed by underlying gold bullion reserves.


The Fund primarily invests in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The Fund also invests in American, Global and European Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

PORTFOLIO SELECTION

The Fund's manager looks for companies with established records, as well as companies having low-cost reserves to bring into production. The manager also considers a company's potential for reserve growth and retention and production growth.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include preferred stocks, rated or unrated debt securities, securities of the U.S. government and its agencies, various bank debt instruments, money market fund shares, and money market instruments including repurchase agreements collateralized by U.S. government securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

MAIN RISKS

GOLD AND PRECIOUS METALS

The Fund's investments are concentrated in gold and other precious metals (particularly platinum and palladium) operations companies. By concentrating in the industries in a single sector, the Fund carries a much greater risk of adverse developments affecting these companies than a fund that invests in companies from a wide variety of industries. The gold and precious metals sector has been experiencing consolidation and, if this trend continues, there will be a reduced range of investment opportunities for the Fund. Also, there currently are a limited number of platinum and palladium operations companies, which further restricts the Fund's ability to diversify its investments in those metals.

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The price of gold and precious metals operations companies, and thus the value of Fund shares, will generally move in the same direction as the price of gold and other precious metals such as platinum, palladium and silver.
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The price of gold and precious metals operation companies is strongly affected by the price of gold and other precious metals such as platinum, palladium and silver. These prices may fluctuate substantially over short periods of time, so the Fund's share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, traditional investments such as bonds and stocks may not perform well. In such times, gold and other precious metals have historically maintained their value as hard assets, often outperforming traditional investments. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and other precious metals may be adversely affected, which could in turn affect the Fund's returns.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

The price of gold and other precious metals is affected by several factors including (1) how much of the worldwide supply is held among the major producers, as economic, political, or other conditions affecting one of the major sources could have a substantial effect on the world's gold and precious metals supply in countries throughout the world; (2) environmental, labor, and other costs in mining and production; (3) changes in laws relating to mining, production, or sales; and (4) unpredictable monetary policies and economic and political conditions in countries throughout the world; for example, if Russia or another large holder decided to sell some of its gold or other precious metals reserves, the supply would go up, and the price would generally go down.

Some gold and precious metals mining companies have hedged, to varying degrees, their exposure to further falls in the gold or precious metals price by selling forward future production. Such hedging also limits a company's ability to benefit from future rises in the price of gold or precious metals. In addition, hedging techniques introduce their own risks, including the possible inability of a mining company or another party to meet its contractual obligations and potential margin requirements.


The Fund generally invests a substantial portion of its assets in the securities of mining companies. Mining operations have varying expected life spans. Securities of mining companies that have mines with a short expected life span may experience greater price volatility than those that have a long expected life span.

Changes in U.S. or foreign tax, currency or mining laws may make it more expensive and/or more difficult to pursue the Fund's investment strategies. In addition, currency fluctuations may have an adverse effect on the costs of companies with mining operations in foreign countries.


FOREIGN SECURITIES

Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.


EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

One of the largest national producers of gold bullion and platinum is the Republic of South Africa. Because of current conditions in South Africa, the Fund's investments in South African companies, approximately 25.8% of the portfolio as of July 31, 2004, may be subject to somewhat greater risk than investments in companies of countries with more stable political profiles. Changes in political and economic conditions affecting South Africa may have a direct impact on its sales of gold. Legislation that may affect the operating conditions of mining companies took effect in 2004. This legislation stipulates that 15% equity in existing South African mines be owned by historically disadvantaged people within five years, and 26% within 10 years. A review will be conducted within five years to determine whether the 15% equity target has been met.


SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

GOLD BULLION INVESTMENTS

The price of gold bullion may fluctuate substantially over short periods of time, which can impact the performance of the Fund. The Fund also may experience possible delays or restrictions when it sells gold bullion. Furthermore, exchange traded funds backed by gold bullion reserves are new forms of investment, and there is no guarantee that an active trading market will develop for shares of these funds.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

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Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.


CLASS A ANNUAL TOTAL RETURNS/1

-4.73%  -1.28%   1.04%  -35.70%  -7.57%  25.39% -7.38%  10.00% 37.38%   52.32%
94       95      96       97       98       99     00    01      02       03

                                      YEAR

Best Quarter:                             Q1 '02      27.15%
Worst Quarter:                            Q4 '97     -27.95%





AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003
                                           1 YEAR 5 YEARS  10 YEARS
--------------------------------------------------------------------
Franklin Gold and Precious Metals Fund -    43.59% 20.30%   3.59%
Class A/2
Return Before Taxes                         43.59% 20.30%   3.59%
Return After Taxes on Distributions         43.51% 19.81%   2.90%
Return After Taxes on Distributions and     28.51% 17.68%   2.65%
Sale
of Fund Shares
S&P 500 Index/3                             28.67% -0.57%  11.06%
FT Gold Mines Index/4                       42.80% 14.32%  -2.00%
(indices reflect no deduction for fees,
expenses, or taxes)


                                                              SINCE
                                                             INCEPTION
                                            1 YEAR   5 YEAR  (1/1/99)
----------------------------------------------------------------------
Franklin Gold and Precious Metals Fund -   47.19%   20.65%   20.65%
Class B/2
S&P 500 Index/3                            28.67%   -0.57%   -0.57%
FT Gold Mines Index/4                      42.80%   14.32%   14.32%

                                                                  SINCE
                                                                INCEPTION
                                              1 YEAR   5 YEARS  (5/1/95)
-----------------------------------------------------------------------------
Franklin Gold and Precious Metals Fund - Class  48.62%    20.62%   4.56%
C/2
S&P 500 Index/3                                 28.67%    -0.57%   11.13%
FT Gold Mines Index/4                           42.80%    14.32%   -0.64%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


1.Figures do not reflect sales charges. If they did, returns would be lower.
As of September 30, 2004, the Fund's year-to-date return was -6.02% for Class A.


2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.

3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. The unmanaged Financial Times (FT) Gold Mines Index(R) is a price index intended to illustrate the trend or "mood" of this market sector, not measure long-term performance. It does not include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES               (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price/1       5.75%/1       4.00%    1.00%
  Load imposed on purchases1         5.75%/1       None     None
  Maximum deferred sales charge      None/2        4.00/3%  1.00%
(load)
  Redemption fee on shares sold      2.00%        2.00%     2.00%
within 5 New York Stock Exchange
trading days following their
purchase date/4

Please see "Choosing a Share Class" on page 23 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES      (EXPENSES DEDUCTED FROM FUND ASSETS)

                                         CLASS A CLASS B   CLASS C
--------------------------------------------------------------------
Management fees/5                         0.50%   0.50%     0.50%
Distribution and service                  0.25%   1.00%     1.00%
(12b-1) fees
Other expenses                            0.23%   0.23%     0.23%
                                         ---------------------------
Total annual Fund operating expenses/5    0.98%   1.73%     1.73%
                                         ---------------------------
Management fee reduction/5               -0.02%  -0.02%    -0.02%
                                         ---------------------------
Net annual Fund operating expenses/5      0.96%   1.71%     1.71%
                                         ---------------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 27) and purchases by certain retirement plans without an initial sales charge.

3. Declines to zero after six years.

4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.


5. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------
If you sell your shares at the end of the period:

CLASS A                        $667/1 $863    $1,075  $1,685
CLASS B                        $574   $839    $1,128  $1,821/2
CLASS C/3                      $274   $539    $928    $2,019
If you do not sell your shares:
CLASS B                        $174   $539    $928    $1,821/2
CLASS C/3                      $174   $539    $928    $2,019


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs are based on a rate that includes the initial sales charge of 1.00% imposed on purchases prior to January 1, 2004. These costs were $371, $633, $1,019 and $2,099, respectively, if you sell your shares at the end of the period or $272, $633, $1,019 and $2,099, respectively, if you do not sell your shares.

MANAGEMENT

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the Company) claiming violations of the Massachusetts Uniform Securities Act (Massachusetts Act) with respect to an alleged arrangement to permit market timing (the Mass. Proceeding). On September 20, 2004, Franklin Resources, Inc. announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. (Advisers) and Franklin Templeton Alternative Strategies, Inc. (FTAS), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to the Mass. Proceeding. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS have consented to the entry of a cease and desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the Securities and Exchange Commission described below.

The Company, in addition to most of the mutual funds within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, as well as certain of the mutual funds' trustees/directors, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by the mutual funds. These lawsuits seek damages of unspecified amounts. The Company believes that the claims made in the lawsuits are without merit and it intends to defend vigorously against the allegations. It is anticipated that additional similar civil actions related to the matters described above may be filed in the future.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) had reached a settlement with the U.S. Securities and Exchange Commission (SEC) that resolved an SEC investigation of market timing activity in the Franklin Templeton Investments funds. As part of the settlement, on August 2, 2004, the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the Order). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, Advisers, while neither admitting nor denying any of the findings therein, has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. Because the distribution methodology has not yet been developed, it is presently not possible to say which particular funds will be determined to have been affected or which particular groups of fund shareholders will receive distributions or in what proportion and amounts.

In the Order, the SEC notes that the Company has generally sought to detect, discourage and prevent market timing in its funds and began to increase its efforts to control market timing in 1999. The Order also requires Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;
o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and
o Retain an Independent Distribution Consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Advisers and Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office also has advised that the California Attorney General may bring a civil action against Franklin Resources, Inc. and Distributors arising from the same events. Even though the Company currently believes that the contemplated charges are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. If it is found that the Company bears responsibility for any unlawful or improper conduct, the Company has committed to making the funds or their shareholders whole, as appropriate.

These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."

Advisers, One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $371 billion in assets.

The team responsible for the Fund's management is:

STEVE LAND CFA, PORTFOLIO MANAGER OF ADVISERS Mr. Land has been a manager of the Fund since 1999. He joined Franklin Templeton Investments in 1997.

JASON GOINS, PORTFOLIO MANAGER OF ADVISERS Mr. Goins has been a manager of the Fund since July 2003. He joined Franklin Templeton Investments in 2001.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended July 31, 2004, management fees, before any reduction, were 0.50% of the Fund's average monthly net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.48% of its average monthly net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.


DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from non-resident alien withholding taxes because they are interest-related or short-term capital dividends. (See the applicable discussion below.) Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on September 15th at the Fund's current NAV of $10 per share, and the Fund makes a capital gain distribution on September 16th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the capital gain distribution in additional Fund shares.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. A portion of the income dividends paid to you by the Fund may be qualified dividends subject to taxation at the long-term capital gain rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

SALES OF FUND SHARES. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class is not a taxable event, and no gain or loss will be reported on such a transaction.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by the Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 TAX ACT) amends these withholding tax provisions to exempt most dividends paid by the Fund from interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as short-term capital gain dividends and interest-related dividends designated as a payment out of qualified interest income will not be subject to a U.S. withholding tax. These exemptions from withholding are effective for the Fund's distributions of income earned in its fiscal years beginning August 1, 2005 and ending on July 31, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from the Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section, "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.



FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                             YEAR ENDED JULY 31,
--------------------------------------------------------------
                              2004   2003   2002   2001  2000
---------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    13.74  10.28   8.88   7.90   8.30
of year                      ----------------------------------
 Net investment income/1        .05    .13    .13    .25    .10
 Net realized and
unrealized gains (losses)      2.25   3.44   1.52    .84   (.46)
                             ----------------------------------
Total from investment          2.30   3.57   1.65   1.09   (.36)
operations
 Less distributions from
 net investment income         (.10)  (.11)  (.25)  (.11)  (.04)

Redemption fees                 -3      -      -      -      -
                             ----------------------------------
Net asset value, end of year  15.94  13.74  10.28   8.88   7.90
                             ==================================
Total return (%)/2            16.68  34.97  18.97  13.91  (4.42)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($  394,292 306,283 200,627 164,004 156,236
x 1,000) Ratios
to average net assets: (%)
 Expenses                       .96   1.09   1.13   1.32   1.34
 Net investment income          .26   1.05   1.18   2.86   1.17
Portfolio turnover rate (%)    8.11   6.59  12.77   7.31   3.53

CLASS B                             YEAR ENDED JULY 31,
----------------------------------------------------------------
                              2004   2003   2002   2001  2000
---------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning   13.46  10.11   8.76   7.82  8.26
of year                      ----------------------------------
 Net investment income        (.08)   .02    .01    .17   .01
(loss)/1
 Net realized and
unrealized gains (losses)     2.21   3.41   1.55    .83  (.41)
                             ----------------------------------
Total from investment         2.13   3.43   1.56   1.00  (.40)
operations
 Less distributions from      (.05)  (.08)  (.21)  (.06) (.04)
 net investment income        ----------------------------------
Redemption fees                -3     -      -      -      -
                              ----------------------------------
Net asset value, end of year 15.54  13.46  10.11   8.76  7.82
                             ------------------------------------
Total return (%)/2           15.81  34.08  18.14  12.78 (4.90)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($   37,738 26,278 10,964 4,037  2,779
x 1,000)
Ratios to average net
assets: (%)
 Expenses                     1.71   1.85   1.89   2.08  2.10
 Net investment income        (.49)   .29    .12   1.88   .17
(loss)
Portfolio turnover rate (%)   8.11   6.59  12.77   7.31  3.53

CLASS C                               YEAR ENDED JULY 31,
-------------------------------------------------------------------
                              2004   2003   2002   2001   2000
----------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning   13.59   10.18   8.80   7.83   8.23
of year                      --------------------------------------
 Net investment income        (.09)    .04    .04    .18    .03
(loss)/1
 Net realized and
unrealized gains (losses)     2.23    3.43   1.53    .83   (.43)
                             -----------------------------------
Total from investment         2.14    3.47   1.57   1.01   (.40)
operations                   -----------------------------------
 Less distributions from
net investment income        (.04)    (.06)  (.19)  (.04)   -4
                             -----------------------------------
Redemption fees                -3     -      -      -       -
                             -----------------------------------
Net asset value, end of year 15.69   13.59  10.18   8.80   7.83
                             ===================================
Total return (%)/2           15.77   34.16  18.09  12.89  (4.85)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($   101,962 65,729 38,219 22,220 20,721
x 1,000)
Ratios to average net
assets: (%)
 Expenses                     1.71    1.82   1.88   2.07   2.10
 Net investment income        (.49)    .32    .35   2.11    .36
(loss)
Portfolio turnover rate (%)   8.11    6.59  12.77   7.31   3.53

1. Based on average daily shares outstanding.
2. Total return does not include sales charges.
3. Amount is less than $.001 per share.
4. Includes distributions from net investment income in the amount of $.001.

YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class B or Class C shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Unless a prospective investor is eligible to purchase Advisor Class shares, all purchases by an investor to a Fund account that does not have an appointed investment representative (financial advisor) will be invested in Class A shares at the applicable offering price. Investors who have not appointed an investment representative (financial advisor) to existing Class B or Class C share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class B or Class C shares. Additional purchases by these existing investors will be invested in Class A shares at the applicable offering price. Dividend and capital gain distributions may continue to be reinvested in existing Class B or Class C share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.

CLASS A            CLASS B          CLASS C
-----------------------------------------------------
o  Initial      o     No         o     No
   sales charge       initial          initial
   of 5.75% or        sales charge     sales charge
   less

o  Deferred     o     Deferred   o     Deferred
   sales charge       sales charge     sales charge
   of 1% on           of 4% on         of 1% on
   purchases of       shares you       shares you
   $1 million or      sell within      sell within
   more sold          the first        12 months
   within 18          year,
   months             declining to
                      1% within
                      six years
                      and
                      eliminated
                      after that

o  Lower        o     Higher     o     Higher
   annual             annual           annual
   expenses than      expenses         expenses
   Class B or C       than Class A     than Class A
   due to lower       due to           due to
   distribution       higher           higher
   fees               distribution     distribution
                      fees.            fees. No
                      Automatic        conversion
                      conversion       to Class A
                      to Class A       shares, so
                      shares after     annual
                      eight years,     expenses do
                      reducing         not decrease.
                      future
                      annual
                      expenses.


SALES CHARGES - CLASS A

                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING      % OF YOUR NET
                                   PRICE*           INVESTMENT*
--------------------------------------------------------------------
Under $50,000                       5.75               6.10
$50,000 but under $100,000          4.50               4.71
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1 million       2.00               2.04

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.


SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This Quantity Discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, the Franklin Floating Rate Trust and the Franklin Mutual Recovery Fund. They do not include the Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
 [End callout]

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o     You, individually or jointly with another;
o Your spouse or domestic partner, as recognized by applicable state law;
o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;
o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your social security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm;
o Any entity over which you have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA for a child on which you are the custodian, a trust on which you are the trustee, a business account [not to include retirement plans] for your solely owned business on which you are the authorized signer); AND

(ii) Held directly in Franklin Templeton fund accounts, and/or indirectly in brokerage accounts, with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current net asset value. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the Cumulative Quantity Discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor);
o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example a 401(k) plan);
o  Shares held in a 529 college savings plan; and
o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative Quantity Discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the Statement of Additional Information for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or CDSC by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 29).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED
BUYING THEM                     FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0


With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 29). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT

The maximum amount you may invest in Class B shares with any single purchase request is $99,999. A purchase request of $100,000 or more will be rejected since a reduced sales charge is available on Class A share purchases and Class A's annual expenses are lower. Investors considering cumulative purchases over $100,000 should consider whether Class A shares would be more advantageous and consult with their financial advisor.

RETIREMENT PLANS

Class B shares are not available to Employer Sponsored Retirement Plans.


DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1.00% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.


[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 42 for exchange information).

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days of the sale without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds will be reinvested in Class A shares if the proceeds are:
(1) from the sale of Class B shares; or (2) from the sale of Class C or R shares held of record at the time of sale in an account without an identified investment representative (excepting R shares sold by an Employer Sponsored Retirement Plan).

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 365 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 365 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (excepting Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C or R shares held of record at the time of sale in an account without an identified investment representative and reinvest the proceeds from that sale in Class A shares within 365 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.


Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.



EFFECTIVE FEBRUARY 1, 2005, THE FIRST AND SECOND PARAGRAPHS ABOVE ARE REPLACED WITH THE FOLLOWING:

If you sell shares of a Franklin Templeton fund that were registered to you directly by the Fund's transfer agent or by a bank affiliate of the Fund's transfer agent you may reinvest all or a portion of the proceeds from that sale in Fund shares registered to you, or to you jointly with another, within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through a financial intermediary such as a broker-dealer, an investment advisor, a bank, an insurance company separate account, a sponsor of a 529 college savings plan, or an administrator or trustee/custodian of an Employer Sponsored Retirement Plan, an employer sponsored IRA or a regular IRA.

In order to take advantage of this Reinstatement Privilege, you must inform the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds from the sale of Class B shares, Class C shares or Class R shares will be reinvested in Class A shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (excepting Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B; or (2) Class C or R shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

BUYING SHARES

MINIMUM INVESTMENTS
------------------------------------------------------------------
                                        INITIAL      ADDITIONAL
------------------------------------------------------------------
Regular accounts                        $1,000       $50
Automatic investment plans              $50          $50
UGMA/UTMA accounts                      $100         $50
Employer Sponsored Retirement Plans     no minimum   $25
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250         $50
Broker-dealer sponsored wrap account
programs                                $250         $50
Current and former full-time
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members      $100         $50
------------------------------------------------------------------

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 36). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
----------------------------------------------------------------------
                     OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------

THROUGH YOUR
INVESTMENT           Contact your            Contact your investment
REPRESENTATIVE       investment              representative
                     representative
----------------------------------------------------------------------
                     If you have another     Before requesting a
BY PHONE/ONLINE      Franklin Templeton      telephone or online
                     fund account with your  purchase into an
(Up to $100,000 per  bank account            existing account,
shareholder per day) information on file,    please make sure we
                     you may open a new      have your bank account
1-800/632-2301       account by phone. At    information on file. If
                     this time, a new        we do not have this
franklintempleton.   account may not be      information, you will
com                  opened online.          need to send written
                                             instructions with your
NOTE: (1) CERTAIN    To make a same day      bank's name and address
ACCOUNT TYPES ARE    investment, your phone  and a voided check or
NOT AVAILABLE FOR    order must be received  savings account deposit
ONLINE ACCUNT        and accepted by us by   slip. If the bank and
ACCESS AND (2) THE   1:00 p.m. Pacific time  Fund accounts do not
AMOUNT MAY BE        or the close of the     have at least one
HIGHER FOR MEMBERS   New York Stock          common owner, your
OF THE VALUED        Exchange, whichever is  written request must be
INVESTOR PROGRAM.    earlier.                signed by ALL fund AND
PLEASE SEE PAGE 38                           bank account owners,
FOR MORE                                     and each individual
INFORMATION                                  must have his or her
REGARDING                                    signature guaranteed.
ELIGIBILITY.
                                             To make a same day investment, your
                                             phone or online order must be
                                             received and accepted by us by 1:00
                                             p.m. Pacific time or the close of
                                             the New York Stock Exchange,
                                             whichever is earlier.
----------------------------------------------------------------------
                     Make your check         Make your check payable
                     payable to Franklin     to Franklin Gold and
                     Gold and Precious       Precious Metals Fund.
BY MAIL              Metals Fund.            Include your account
                                             number on the check.
                     Mail the check and
                     your signed             Fill out the deposit
                     application to          slip from your account
                     Investor Services.      statement. If you do
                                             not have a slip, include a note
                                             with your name, the Fund name, and
                                             your account number.

                                             Mail the check and deposit slip or
                                             note to Investor Services.
----------------------------------------------------------------------
                     Call to receive a wire  Call to receive a wire
                     control number and      control number and wire
                     wire instructions.      instructions.

BY WIRE              Wire the funds and      To make a same day wire
                     mail your signed        investment, the wired
1-800/632-2301       application to          funds must be received
(or 1-650/312-2000   Investor Services.      and accepted by us by
collect)             Please include the      1:00 p.m. Pacific time
                     wire control number or  or the close of the New
                     your new account        York Stock Exchange,
                     number on the           whichever is earlier.
                     application.

                     To make a same day
                     wire investment, the
                     wired funds must be
                     received and accepted
                     by us by 1:00 p.m.
                     Pacific time or the
                     close of the New York
                     Stock Exchange,
                     whichever is earlier.
----------------------------------------------------------------------
                     Call Shareholder        Call Shareholder
BY EXCHANGE          Services at             Services at
                     1-800/632-2301, or      1-800/632-2301, or send
                     send signed written     signed written
                     instructions.   You     instructions. You also
franklintempleton.   also may place an       may place an online
com                  online exchange order.  exchange order.
                     The automated
                     telephone system        (Please see page 42 for
                     cannot be used to open  information on
                     a new account.          exchanges.)

                     (Please see page 42
                     for information on
                     exchanges.)
----------------------------------------------------------------------

                      Franklin Templeton Investor Services
                   P.O. Box 997151, Sacramento, CA 95899-9983
                         Call toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
                or visit us online 24 hours a day, 7 days a week,
                             at franklintempleton.com


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page 33) with your application.


AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES      1-800/632-2301
ADVISOR SERVICES          1-800/524-4040
RETIREMENT SERVICES       1-800/527-2020


DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days (90 days, effective February 1, 2005). You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

VALUED INVESTOR PROGRAM


You may be eligible for the Valued Investor Program (VIP) if the total combined value of Franklin Templeton fund shares held directly with the funds in your name or the name of a legal entity over which you have exclusive control, in the name of your spouse, and in the names of your children or grandchildren who are under the age of 21 exceeds $250,000. Franklin Templeton VIP shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o     you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


The amount may be higher for members of the Valued Investor Program. Please see page 38 for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
---------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------


THROUGH YOUR          Contact your investment representative
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------
                      Send written instructions and endorsed
                      share certificates (if you hold share
BY MAIL               certificates) to Investor Services.
                      Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
---------------------------------------------------------------


                      As long as your transaction is for
                      $100,000 or less, you do not hold share
BY PHONE/ONLINE       certificates and you have not changed
                      your address by phone or online within
1-800/632-2301        the last 15 days, you can sell your
                      shares by phone or online. The amount
franklintempleton.com may be higher for members of the Valued
                      Investor Program.  Please see page 38
                      for more information regarding
                      eligibility.


                      A check will be mailed to the name(s) and address on the
                      account. Written instructions, with a signature guarantee, are required to send the check to another address or to
                      make it payable to another person.
---------------------------------------------------------------
                      You can call, write, or visit us online
                      to have redemption proceeds sent to a
BY ELECTRONIC FUNDS   bank account. See the policies at left
TRANSFER (ACH)        for selling shares by mail, phone, or
                      online.


                      Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.


                      If we receive your request in proper form by 1:00 p.m.
                      Pacific time, proceeds sent by ACH generally will be
                      available within two to three business days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
                      fund you are considering.  Prospectuses
BY EXCHANGE           are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number below, or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                      If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
---------------------------------------------------------------

              Franklin Templeton Investor Services P.O. Box 997151,
                            Sacramento, CA 95899-9983
                         Call toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
              or visit us online 24 hours a day, 7 days a week, at
                             franklintempleton.com



EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

MARKET TIMING GENERALLY. The Fund discourages short-term or excessive trading, often referred to as "market timing," and intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or the Fund's transfer agent and based on that information the Fund or its agents in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's market timing trading policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's market timing trading policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets, and in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments which may not be frequently traded.

The Fund is currently using several methods to reduce the risk of market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing trading policy; and

o     assessing a redemption fee for short-term trading

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's market timing trading policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by the Fund's transfer agent (due to systems limitations which we anticipate being resolved within 180 days of the effective date of this policy) or by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.


ACCOUNT POLICIES

CALCULATING SHARE PRICE

The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 37).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS


Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:


o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:


o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION


Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund(s) and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder Servicing and Transfer Agent" in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

                             CLASS A      CLASS B    CLASS C
--------------------------------------------------------------
COMMISSION (%)               ---           4.00       1.00/3
Investment under $50,000     5.00          ---        ---
$50,000 but under $100,000   3.75          ---        ---
$100,000 but under $250,000  2.80          ---        ---
$250,000 but under $500,000  2.00          ---        ---
$500,000 but under $1        1.60          ---        ---
million
$1 million or more           up to 1.00/1  ---        ---
12B-1 FEE TO DEALER          0.25/1        0.25/2     1.00/4

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans.1 A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.


1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase. 2. Dealers may be eligible to receive up to 0.25% from the date of purchase. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.25% 12b-1 service fee. For purchases at NAV, Distributors may pay a prepaid commission.

4. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

OTHER DEALER COMPENSATION. Distributors may make payments from 12b-1 fees received from the Fund and from its other financial resources, to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.


QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------

SHAREHOLDER SERVICES  1-800/632-2301    5:30 a.m. to 5:00 p.m.

FUND INFORMATION      1-800/DIAL BEN(R)   5:30 a.m. to 5:00 p.m.
                     (1-800/342-5236)
RETIREMENT SERVICES   1-800/527-2020    5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES      1-800/524-4040    5:30 a.m. to 5:00 p.m.
INSTITUTIONAL         1-800/321-8563    6:00 a.m. to 4:00 p.m.
SERVICES
TDD (HEARING          1-800/851-0637    5:30 a.m. to 5:00 p.m.
IMPAIRED)
AUTOMATED TELEPHONE   1-800/632-2301    (around-the-clock access)
SYSTEM                1-800/524-4040
                      1-800/527-2020


FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM

(GAIN FROM OUR PERSPECTIVE(R)


Investment Company Act file #811-01700
132 P 12/04









FRANKLIN GOLD AND
PRECIOUS METALS FUND

CLASS A, B & C



STATEMENT OF ADDITIONAL INFORMATION


DECEMBER 1, 2004



[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated December 1, 2004, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended July 3l, 2004, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks                     2
Officers and Trustees                          10
Proxy Voting Policies and Procedures           15
Management and Other Services                  17
Portfolio Transactions                         19
Distributions and Taxes                        20
Organization, Voting Rights
 and Principal Holders                         24
Buying and Selling Shares                      25
Pricing Shares                                 31
The Underwriter                                32
Performance                                    34
Miscellaneous Information                      38
Description of Ratings                         38


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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
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o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF
   THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
   ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS
   OF PRINCIPAL.
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GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income through the receipt of dividends or interest from its investments.

The Fund may concentrate (invest more than 25% of total assets) in securities of issuers engaged in mining, processing, or dealing in gold, or other precious metals.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

3. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts, and may also invest in gold bullion and foreign currency in the form of gold coins.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund may not:

1. Pledge, mortgage, or hypothecate its assets as security for loans, nor engage in joint or joint and several trading accounts in securities, except that an order to buy or sell may be combined with orders from other persons to obtain lower brokerage commissions, and except that the Fund may participate in a joint repurchase agreement with other funds in Franklin Templeton Investments.

2. Invest in real estate limited partnerships or in interests, other than publicly traded equity securities, in oil, gas, or other mineral leases, exploration, or development. Investments in marketable securities issued by real estate investment trusts are not subject to this restriction.

3. Invest more than 5% of its net assets in warrants, other than those acquired by the Fund as a part of a unit, valued at the lower of cost or market, including not more than 2% that are not listed on the New York or American Stock Exchange.

4. Invest in commodities or commodity contracts, except that the Fund may invest up to 10% of its total assets in gold bullion and gold coins, up to 5% of its total assets in options and futures, and more than 5% of its total assets in options and futures for hedging purposes only or when these investments are covered by cash or securities.

The Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.


Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of fund total assets:

      "small portion"          less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"            80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.


INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS


The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

CONVERTIBLE SECURITIES A convertible security generally is a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and, through its conversion feature, the potential for capital appreciation resulting from a market price advance in its underlying common stock. The Fund uses the same criteria to rate convertible debt securities that it uses to rate other debt securities.

A convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. The value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security usually is issued either by an operating company or by an investment bank. A convertible security issued by an operating company generally is senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. A convertible security issued by an investment bank is an obligation of, and is convertible through, the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value, because the holder of a convertible security will have recourse only to the issuer. In addition, the issuer may redeem a convertible security after a specified date and under circumstances established at the time the security is issued.

A convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to the issuer's debt obligations in the event of insolvency. An issuer's failure to make a dividend payment generally is not an event of default entitling a preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.


RATINGS. Various investment services publish ratings of some of the debt securities in which the Fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's Investors Service (Moody's) or BB or lower by Standard & Poor's Ratings Group (S&P(R)) or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.


If the rating on an issue held in the Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

DEPOSITARY RECEIPTS American Depositary Receipts (ADRs) typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market, and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs generally are similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund will consider its investments in depositary receipts to be investments in the underlying securities.

DERIVATIVE SECURITIES Although the Fund has no present intention of investing in the following, it has the authority to enter into options, futures, options on financial futures, and forward foreign currency exchange contracts, which generally are considered "derivative securities," and may do so without prior notice to shareholders.

The Fund may take advantage of opportunities in derivative investments that are not presently contemplated for use by the Fund or that are not currently available but that may be developed, to the extent these opportunities are both consistent with the Fund's investment goals and legally permissible for the Fund.

OPTIONS. The Fund may buy or write (sell) put and call options that trade on securities exchanges or in the over-the-counter (OTC) market. The Fund also may buy or write put and call options on currencies and may buy call and put options on stock indices. The Fund may write an option only if the option is "covered." The Fund currently does not intend to engage in options transactions, although the Fund reserves the right to do so without prior notice to shareholders.

An option on a security or currency is a contract that gives the purchaser of the option the right to buy (a call option) or to sell (a put option) the security or currency from or to the writer of the option at a set price during the term of the option.

The Fund receives a premium when it writes a call option. A decline in the price or value of the security or currency during the option period would offset the amount of the premium. If a call option the Fund has written is exercised, the Fund incurs a profit or loss from the sale of the underlying security or currency.

The Fund generally may terminate its obligation under an option by entering into a closing transaction. When the Fund has written an option, the Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium and will realize a loss if the price is more than the premium.

The operation of put options, including their related risks and rewards, is substantially identical to that of call options. The Fund will commit no more than 5% of its assets to premiums when buying put options.

If a put option the Fund holds is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange-traded options. OTC options, however, are arranged directly with dealers and not, as is the case with exchange-traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer.

Call and put options on stock indices are similar to options on securities. An option on a stock index gives the holder the right to receive cash if the closing level of the underlying index is greater than (or less than, in the case of a put option) the exercise price of the option. The amount of cash is equal to the difference between the closing level and the exercise price, expressed in dollars multiplied by a specified number. Gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market).

FUTURES CONTRACTS. The Fund may enter into futures contracts based upon financial indices (financial futures). Although some financial futures contracts call for making or taking delivery or acquisition of securities, in most cases these obligations are closed out before the settlement date by buying or selling an identical financial futures contract. Other financial futures contracts call for cash settlements. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the change in the value of a specific stock index during the term of the contract.

The Fund will not enter into futures contracts or related options for speculation, but only as a hedge against changes in the value of its securities, or securities that it intends to buy, resulting from market conditions and, to the extent consistent with this policy, to accommodate cash flows. The sum of the Fund's initial deposits on its existing financial futures and premiums paid on options on financial futures contracts may not exceed 5% of the market value of the Fund's total assets.

The Fund may buy and sell call and put options on stock index futures to hedge against risks of market-side price movements. Options on stock index futures are similar to options on securities. An option on a stock index future gives the holder the right to receive in cash the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into these contracts. The use of forward foreign currency contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of, or rates of return on, the Fund's foreign currency denominated portfolio securities.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into forward foreign currency contracts at attractive prices, and this will limit the Fund's ability to use these contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time, poor correlation may exist between movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of the cross-hedges are denominated.

RISKS OF OPTIONS, FUTURES, AND OPTIONS ON FUTURES. The Fund's ability to hedge effectively all or a portion of its securities through transactions in options, futures, and options on futures depends on the degree to which price movements in the underlying security, currency, or index correlate with price movements in the relevant portion of the Fund's securities. The correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index, currency, or other securities underlying the hedging instrument and the hedged securities that would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the Fund of options, futures, and options on futures will be subject to the manager's ability to predict correctly movements in the direction of the securities or currency markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual securities.

Positions in options, futures, and options on futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close an option or futures position also could have an adverse impact on the Fund's ability to hedge its securities effectively. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for the option or futures contract.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. Due to the possibility of distortion, a correct forecast of general market trends by the manager may still not result in a successful transaction.

Futures contracts entail other risks as well. Although the Fund believes that the use of these contracts will benefit the Fund, if the manager's judgment about the general direction of the market is incorrect, the Fund's overall performance would be poorer than if it had not entered into any futures contract. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio, and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds that it has hedged because it will have offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. These sales may or may not be at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners also may participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities also may include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

FOREIGN SECURITIES Foreign securities are securities issued by companies domiciled and operating outside the U.S. or securities issued by foreign governments. Because the Fund concentrates its investments in gold and precious metal operation companies, many of which are outside of the U.S., the Fund invests a substantial portion of its assets in foreign securities. The Fund presently expects that it will invest more than 50% of the value of its assets in foreign securities. At any particular time a substantial portion of the Fund's assets may be invested in companies domiciled or operating in one or a very few foreign countries. The Fund may invest some or all of its assets in U.S. securities when the Fund's manager concludes that investments in U.S. companies are more likely to accomplish the Fund's goals.

RISKS OF INVESTING IN FOREIGN SECURITIES. The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. Although foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below. U.S. gold and precious metals operation companies are likely to have a significant portion of their assets or operations outside of the U.S. and accordingly, the risks that pertain to foreign securities also apply to foreign holdings of U.S. companies.

There is the possibility of cessation of trading on national exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies generally are not subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

The Fund's investments in foreign securities may increase the risks with respect to the liquidity of the Fund's portfolio. This could inhibit the Fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, many of the countries in which the Fund may invest have experienced substantial, and during some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest also may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. The Fund's manager endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

Any investments by the Fund in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other tax laws and laws limiting the amount and types of foreign investments. Although current regulations do not, in the opinion of the Fund's manager, limit seriously the Fund's investment activities, if they were changed in the future they might restrict the ability of the Fund to make its investments or impair the liquidity of the Fund's investments. Changes in governmental administrations, economic or monetary policies in the U.S. or abroad, or circumstances in dealings between nations could result in investment losses for the Fund and could adversely affect the Fund's operations.

GOLD AND PRECIOUS METALS OPERATION COMPANIES Like all investments, there are risks associated with an investment in the Fund and its policies of investing in securities of companies engaged in mining, processing, or dealing in gold or other precious metals.

The price of gold has recently been subject to substantial price fluctuation over short periods of time. It may be affected by unpredictable international monetary and political policies, such as currency devaluations or reevaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries, and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing, or dealing in gold and, accordingly, the value of the Fund's investments in these securities.

The following provides more detail about some of the factors that may affect the price of gold and precious metals operation companies:

1. TAX AND CURRENCY LAWS. Changes in the tax or currency laws of the U.S. and foreign countries may inhibit the Fund's ability to pursue, or may increase the cost of pursuing, its investment policies.

2. UNPREDICTABLE MONETARY POLICIES, ECONOMIC AND POLITICAL CONDITIONS. The Fund's assets may be less liquid or the change in the value of its assets may be more volatile (and less related to general price movements in the U.S. markets) than investments in the securities of U.S. companies, particularly because the price of gold and other precious metals may be affected by unpredictable international monetary policies, economic and political considerations, governmental controls, and conditions of scarcity, surplus, or speculation.

In addition, the use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subjects the supply and demand, and therefore the price, of gold to a variety of economic factors that normally would not affect other types of commodities.

3. NEW AND DEVELOPING MARKETS FOR PRIVATE GOLD OWNERSHIP. Between 1933 and December 31, 1974, a market did not exist in the U.S. in which individuals could purchase gold bullion for investment purposes. Since it became legal to invest in gold, markets have developed in the U.S. Any large purchases or sales of gold bullion could have an effect on the price of gold bullion. From time to time, several central banks have sold gold bullion from their reserves. Sales by central banks and/or rumors of these sales have had a negative effect on gold prices.

The successful management of the Fund's portfolio may be more dependent upon the skills and expertise of the Fund's manager than is the case for most mutual funds because of the need to evaluate the factors identified above. Moreover, in some countries, disclosures concerning an issuer's financial condition and results and other matters may be subject to less stringent regulatory provisions, or may be presented on a less uniform basis than is the case for issuers subject to U.S. securities laws. Issuers and securities exchanges in some countries may be subject to less stringent governmental regulations than is the case for U.S. companies.

Most gold companies engage in some form of hedging in order to create more stable and predictable cash flows. This hedging includes, but is not limited to forwards, options, futures contracts, and in some cases more advanced derivative structures covering gold, other metals or currency. Although the Fund's manager attempts to determine the impact of these financial instruments, extreme events in the gold bullion market may result in these positions becoming financial liabilities. The Fund continues to analyze hedging risks on a company-by-company basis.

4. PLATINUM AND PALLADIUM RISK CONSIDERATIONS. Platinum and palladium are part of the same group of metals (platinum group metals) and often are found together in mining operations. Platinum has long been important for its industrial uses, serving as an essential catalyst in automotive catalytic converters and in some chemical and refining processes, as well as in demand for jewelry fabrication. Palladium's main use is serving as the primary metal in automobile catalytic converters. It is also used extensively in the electronic sector and in some dental applications.

Companies engaged in the mining of platinum group metals involve substantial economic and political risks, which can greatly affect the price of the Fund's holdings in these companies. Most of the world's known supply of platinum group metals can be found in Russia and the Republic of South Africa, with lesser amounts coming from North American mining operations. Russia alone supplies nearly two-thirds of the world's palladium and 20% of its platinum. South Africa produces almost 25% of the world's palladium and more than 70% of the world's platinum. The Russian government controls the export of platinum and palladium from Russia. Accordingly, the world palladium market has been heavily influenced by changes in the Russian government's export and reserve policy, especially as it relates to drawing down government stockpiles. The rapid increases in palladium prices in recent years were largely driven by greater demand for palladium based auto catalysts and uncertainty surrounding the reliability of the Russian palladium supply. Similarly, the output of South African platinum group mining companies may have marked effects on the price of platinum.

5. SOUTH AFRICA GOLD POLICIES. South Africa depends on gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national and international economic and political developments. The Reserve Bank of South Africa is the custodian of the greater part of South Africa's gold bullion and other foreign exchange reserves. Previously, the Reserve Bank was the only authorized sales agent for gold produced in South Africa, which, through its retention policies, controlled the time and place of any sale of South African bullion. From December 1997, the Reserve Bank started to withdraw from the marketing of gold - a process that was completed by 2000. However, the South African Ministry of Mines still determines gold mining policy.


GOLD BULLION As a means of seeking its principal goal of capital appreciation, the Fund may invest up to 10% of its assets in gold bullion and in exchange-traded funds backed by gold bullion reserves and may hold a portion of its cash in foreign currency in the form of gold coins. There is, of course, no assurance that such investments will provide capital appreciation. The Fund's ability to invest in gold bullion is restricted by the diversification requirements that the Fund must meet in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as well as the diversification requirements of the 1940 Act.


The Fund will invest in gold bullion when the prospects of these investments are, in the opinion of the Fund's investment manager, attractive in relation to other possible investments. The basic trading unit for gold bullion is a gold bar weighing approximately 100 troy ounces with a purity of at least 995/1000, although gold bullion is also sold in much smaller units. Gold bars and wafers are usually numbered and bear an indication of purity and the stamp or assay mark of the refinery or assay office which certifies the bar's purity. Bars of gold bullion historically have traded primarily in the New York, London, and Zurich gold markets. In terms of volume, these gold markets have been the major markets for trading in gold bullion. Prices in the Zurich gold market generally correspond to the prices in the London gold market.

It is anticipated that transactions in gold will generally be made in U.S. markets, although these transactions may be made in foreign markets when it is deemed to be in the best interest of the Fund. Transactions in gold bullion by the Fund are negotiated with principal bullion dealers unless, in the investment manager's opinion, more favorable prices (including the costs and expenses described below) are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs, insurance expenses, assay charges and shipping costs for delivery to a custodian bank. These costs and expenses may be a greater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Since gold bullion does not generate any investment income, the only source of return to the Fund on such an investment will be from any gains realized upon its sale, and negative return will be realized, of course, to the extent the Fund sells its gold bullion at a loss.

EXCHANGE-TRADED FUND SHARES. The Fund may invest indirectly in gold bullion through the purchase of shares of an exchange-traded fund. An exchange-traded fund is a publicly-traded trust that acquires and holds underlying investments on a transparent basis. Because an exchange-traded fund has operating expenses and transaction costs, while the price of gold bullion does not, an exchange-traded fund will sell gold from time to time to pay expenses. This will reduce the amount of gold represented by each exchange-traded fund share, irrespective of whether the trading price of the shares rises or falls in response to changes in the price of gold. Exchange-traded funds that invest in gold bullion generally are not regulated as investment companies under the 1940 Act.

An investment in an exchange-traded fund is subject to all of the risks of investing in the assets held by the exchange-traded fund. In addition, the market value of the exchange-traded fund shares may differ from their net asset value because the supply and demand in the market for exchange-traded fund shares at any point in time is not always identical to the supply and demand in the market for the underlying assets. Because of the ability of large market participants to arbitrage price differences, the difference between the market value and the net asset value of exchange-traded fund shares should in most cases be small. Under certain circumstances, an exchange-traded fund could be terminated. Should termination occur, the exchange-traded fund could have to liquidate its holdings at a time when the price of gold is falling.

ILLIQUID INVESTMENTS Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

The Fund does not consider securities that it acquires outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market to be illiquid investments if (a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign markets, or (b) current market quotations are readily available.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include preferred stocks, rated or unrated debt securities, securities of the U.S. government and its agencies, various bank debt instruments, money market fund shares, and money market instruments including repurchase agreements collateralized by U.S. government securities. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

TIMING OF THE FUND'S SECURITIES TRANSACTIONS Normally, the Fund will buy securities for investment with a view to long-term appreciation. The Fund may on occasion, however, buy securities with the expectation of realizing gains over the short-term. Because the investment outlook of the types of securities that the Fund may buy may change as a result of unexpected developments in national or international securities markets, or in economic, monetary or political relationships, the Fund will not treat its portfolio turnover as a limiting factor. The Fund may make changes in particular portfolio holdings whenever the Fund considers that a security no longer has optimum growth potential or has reached its anticipated level of performance, or that another security appears to have a relatively greater potential for capital appreciation and will make such changes without regard to the length of time the Fund has held a security. The Fund may consider the differences between the tax treatment of long-term gains and short-term gains, however, in determining the timing of portfolio transactions.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------

The Fund has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.


INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                     NUMBER
                                     OF
                                     PORTFOLIOS
  NAME, AGE                          IN FUND
 AND ADDRESS               LENGTH    COMPLEX         OTHER
                           OF TIME   OVERSEEN    DIRECTORSHIPS
                POSITION    SERVED   BY BOARD        HELD
                                      MEMBER*
-----------------------------------------------------------------
Frank H.      Trustee      Since     111       None
Abbott, III                1968
(83)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment
company).
-----------------------------------------------------------------
Harris J.     Trustee      Since     140       Director, Bar-S
Ashton (72)                1982                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------

S. Joseph     Trustee      Since      141          None
Fortunato                  1989
(72)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
-----------------------------------------------------------------
Edith E.      Trustee      Since     96        Director,
Holiday (52)               2003                Amerada Hess
One Franklin                                   Corporation
Parkway                                        (exploration and
San Mateo,                                     refining of oil
CA 94403-1906                                  and gas); H.J.
                                               Heinz Company (processed foods
                                               and allied products); RTI
                                               International Metals, Inc.
                                               (manufacture and distribution of
                                               titanium); and Canadian National
                                               Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
Frank W.T.    Trustee      Since     113       Director, The
LaHaye (75)                1968                California
One Franklin                                   Center for Land
Parkway                                        Recycling
San Mateo,                                     (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------
Gordon S.     Trustee      Since     140       Director, White
Macklin (76)               1997                Mountains
One Franklin                                   Insurance Group,
Parkway                                        Ltd. (holding
San Mateo,                                     company); Martek
CA 94403-1906                                  Biosciences
                                               Corporation;
                                               MedImmune, Inc.
                                               (biotechnology);
                                               and
                                               Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group
(investment banking) (1987-1992); and President, National
Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
  NAME, AGE     POSITION   LENGTH    NUMBER          OTHER
AND ADDRESS                           OF           DIRECTORSHIPS
                                     PORTFOLIOS        HELD
                                     IN FUND
                                      COMPLEX
                           OF TIME   OVERSEEN
                            SERVED   BY BOARD
                                      MEMBER*
-----------------------------------------------------------------
**Harmon E.   Trustee and  Trustee   36                None
Burns (59)    Vice         since
One Franklin  President    1993 and
Parkway                    Vice
San Mateo,                 President
CA 94403-1906              since
                           1986

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
**Charles B.  Trustee and  Trustee   140                None
Johnson (71)  Chairman of  since
One Franklin  the Board    1976 and
Parkway                    Chairman
San    Mateo,              of the
CA 94403-1906              Board
                           since
                           1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
**Rupert H.   Trustee,     Trustee   123                None
Johnson, Jr.  President    since
(64)          and Chief    1982,
One Franklin  Executive    President
Parkway       Officer -    since
San Mateo,    Investment   2001 and
CA 94403-1906 Management   Chief
                           Executive
                           Officer -
                           Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
James M.      Chief        Since     Not            None
Davis         Compliance   July 2004 Applicable
(52)          Officer
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------
Laura         Treasurer    Since       Not              None
Fergerson                  July 2004  Applicable
(42)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------
Martin L.     Vice         Since       Not                None
Flanagan (44) President    1995      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Jimmy D.      Senior Vice   Since     Not Applicable      None
Gambill (57)  President     2002
500 East      and Chief
Broward       Executive
Blvd.         Officer
Suite 2100    -Finance and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.      Vice         Since     Not             None
Goss (57)     President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------
Barbara J.    Vice         Since     Not               None
Green (57)    President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------
Michael O.    Vice         Since     Not         Director, FTI
Magdol (67)   President -  2002      Applicable  Banque, Arch
600 Fifth     AML                                Chemicals, Inc.
Avenue        Compliance                         and Lingnan
Rockefeller                                      Foundation.
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Murray L.     Vice         Since     Not               None
Simpson (67)  President    2000      Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------
Galen G.      Chief        Since     Not                None
Vetter (53)   Financial    May 2004  Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services, LLC; FORMERLY, Managing Director, RSM McGladrey, Inc.; Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.


**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.


Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Fund pays noninterested board members $150 per month plus $150 per meeting attended. Board members who serve on the Audit Committee of the Fund and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Fund are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Fund and by Franklin Templeton Investments.


                                                        NUMBER OF
                                          TOTAL FEES    BOARDS IN
                                           RECEIVED      FRANKLIN
                                             FROM         TEMPLETON
                             TOTAL FEES    FRANKLIN     INVESTMENTS
                              FROM THE   INVESTMENTS/2   ON WHICH
NAME                          FUND/1 ($)      ($)      EACH SERVES/3
-------------------------------------------------------------------
Frank H. Abbott, III            2,524      179,599         27
Harris J. Ashton                2,617      369,700         46
S. Joseph Fortunato             2,468      369,700         47
Edith E. Holiday                3,450      297,707         33
Frank W.T. LaHaye               2,410      174,322         29
Gordon S. Macklin               2,617      369,700         46

1. For the fiscal year ended July 31, 2004.
2. For the calendar year ended December 31, 2003.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2003.



INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------
                                                 AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                   SECURITIES IN
                                                     ALL FUNDS
                                                   OVERSEEN BY THE
                                                   BOARD MEMBER IN
                          DOLLAR RANGE OF EQUITY    THE FRANKLIN
NAME OF BOARD MEMBER      SECURITIES IN THE FUND   TEMPLETON FUND
                                                      COMPLEX
--------------------------------------------------------------------
Frank H. Abbott, III               None             Over $100,000
Harris J. Ashton                   None             Over $100,000
S. Joseph Fortunato                None             Over $100,000
Edith E. Holiday                   None             Over $100,000
Frank W.T. LaHaye              $1 - $10,000         Over $100,000
Gordon S. Macklin                  None             Over $100,000
--------------------------------------------------------------------



INTERESTED BOARD MEMBERS
--------------------------------------------------------------------
                                                   AGGREGATE DOLLAR
                                                    RANGE OF EQUITY
                                                   SECURITIES IN ALL
                                                   FUNDS OVERSEEN BY
                                                    THE BOARD MEMBER
                                                   IN THE FRANKLIN
                         DOLLAR RANGE OF EQUITY    TEMPLETON FUND
NAME OF BOARD MEMBER     SECURITIES IN THE FUND       COMPLEX
--------------------------------------------------------------------
Harmon E. Burns                   None             Over $100,000
Charles B. Johnson         $50,001 - $100,000      Over $100,000
Rupert H. Johnson, Jr.            None             Over $100,000
--------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Fund's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following:
Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.


The Fund's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:


P.O. Box 997151 Sacramento, CA 95899-9983


During the fiscal year ended July 31, 2004, the Audit Committee met six times; the Nominating Committee did not meet.


PROXY VOTING POLICIES AND PROCEDURES
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The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. (Advisers) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.


To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.



The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.


RATIFICATION OF AUDITORS. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.


Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.


ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.


CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.


The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

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MANAGEMENT AND OTHER SERVICES

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.


In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:


o PERFORMANCE. Performance of the Fund was considered in reference to a peer group of gold-oriented funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to gold-oriented funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Fund in relation to those within the relevant peer group of gold-oriented funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on, the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.


o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.


MANAGEMENT FEES The Fund pays the manager a fee equal to a monthly rate of:

o  5/96 of 1% of the value of net assets up to and including $100 million;

o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and

o  9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended July 31, the Fund paid the following management fees:


                                                 MANAGEMENT
                                                FEES PAID ($)/1
---------------------------------------------------------------
2004                                              2,775,957
2003                                              1,703,634
2002                                              1,330,819

1.For the fiscal years ended July 31, 2004, 2003 and 2002, management fees, before any advance waiver, totaled $2,874,007, $1,775,190 and $1,386,302 respectively. Under an agreement by the manager to limit its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o  0.15% of the Fund's average daily net assets up to $200 million;

o  0.135% of average daily net assets over $200 million up to $700 million;

o  0.10% of average daily net assets over $700 million up to $1.2 billion; and

o  0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended July 31, the manager paid FT Services the following administration fees:


                                              ADMINISTRATION
                                               FEES PAID ($)
---------------------------------------------------------------
2004                                              807,199
2003                                              487,734
2002                                              352,618

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.


Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.


Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The Independent Registered Public Accounting Firm audits the financial statements included in the Fund's Annual Report to Shareholders.


PORTFOLIO TRANSACTIONS
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The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.


When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services do not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.


Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.


During the last three fiscal years ended July 31, the Fund paid the following brokerage commissions:


                                                      BROKERAGE
                                                   COMMISSIONS ($)
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2004                                                 492,445
2003                                                 299,977
2002                                                 255,970

For the fiscal year ended July 31, 2004, the Fund paid brokerage commissions of $488,067 from aggregate portfolio transactions of $145,170,308 to brokers who provided research services.

As of July 31, 2004, the Fund did not own securities of its regular broker-dealers.

DISTRIBUTIONS AND TAXES

MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials in this section for more information on qualified, interest-related and short-term capital gain dividends.

DISTRIBUTIONS OF CAPITAL GAINS The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

INVESTMENTS IN FOREIGN SECURITIES The next four paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.


PASS-THROUGH OF FOREIGN TAX CREDITS. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.


You should be aware that under the provisions of the 2003 Tax Act, your use of foreign dividends, designated by the Fund as dividends from qualifying foreign corporations and subject to reduced rates of taxation on dividend income, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.


EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.


PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends, interest-related dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.


WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


DEFERRAL OF BASIS. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source income that is distributed the non-U.S. investors in the Fund. Capital gain distributions paid by the Fund from net long-term capital gains are generally exempt from withholding. The American Jobs Creation Act of 2004 (2004 Tax Act) exempts from this withholding tax dividends paid by a fund from interest income and net short-term capital gains to the extent that such income would be exempt if earned directly by the non-U.S. investor. Thus, capital gain distributions paid out of net long-term capital gains, and ordinary income dividends paid out of net short-term capital gains (other than certain gains realized on the disposition of U.S. real property interests) are not subject to U.S. tax withholding unless one of the following conditions apply:

o the gain is effectively connected with the conduct of a trade or business in the United States,
o you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, or
o as a non-U.S. investor, you have failed to meet your non-U.S. tax certification requirements, and are therefore subject to backup withholding.

Similarly, interest-related dividends paid by the Fund from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general: 1) bank deposit interest, 2) short-term original issue discount (OID), 3) interest (including OID, market or acquisition discount) on an obligation in registered form, and 4) any interest-related dividend passed through from another regulated investment company. Payments of U.S.-sourced interest that are effectively connected with a U.S. trade or business are not allowed this exemption.

These interest-related and short-term capital gain dividend withholding tax exemptions are effective for dividends paid with respect to income earned in taxable years of the Fund beginning August 1, 2005 and ending on July 31, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by an estate of a non-resident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. investors have special U.S. tax certification requirements to both avoid non-resident alien and backup withholding. If properly completed, a non-U.S. investor's tax certification will allow the investor to avoid backup withholding on ALL Fund distributions and on the proceeds received from the sale of Fund shares, to claim the withholding tax exemptions for interest-related and short-term capital gain dividends, and on any other dividends, to claim a reduced rate of withholding available under the treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a complete Form W-8BEN (or substitute form) to establish his or her status as an non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from tax withholding under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Under the 2003 Tax Act, dividends earned on the following income sources will qualify for this treatment: o dividends paid by DOMESTIC corporations, and o dividends paid by qualified FOREIGN corporations, including: - corporations incorporated in a possession of the U.S., - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
- corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by the Fund on debt securities generally will not qualify for this favorable tax treatment.

Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allows regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under Non-U.S. investors for more information on these dividends.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act are scheduled to sunset after 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset in taxable years beginning in 2008, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of the Fund primarily is derived from investments in foreign rather than domestic securities, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.


INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you.
For example,


DERIVATIVES. The Fund is permitted to invest in certain options, futures, forwards, and foreign currency contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

TAX STRADDLES. The Fund's investment in options, futures, forwards, foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.


SECURITIES PURCHASED AT DISCOUNT. The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY THE FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY THE FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------

The Fund is a non-diversified, open-end management investment company, commonly called a mutual fund. The Fund was originally organized as a California corporation on June 20, 1968, and was reorganized as a Delaware statutory trust (a form of entity formerly known as a business trust) on April 10, 2000, and is registered with the SEC.

The Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

o     Franklin Gold and Precious Metals Fund - Class A

o     Franklin Gold and Precious Metals Fund - Class B

o     Franklin Gold and Precious Metals Fund - Class C

o     Franklin Gold and Precious Metals Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Fund has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Fund does not intend to hold annual shareholder meetings. The Fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of November 1, 2004, the principal shareholders of the Fund, beneficial or of record, were:

                                                     PERCENTAGE
NAME AND ADDRESS                     SHARE CLASS       (%)
-----------------------------------------------------------------
Conservative Target Fund               Advisor        11.37
F/T Fund Allocator Series
One Franklin Parkway
San Mateo, CA 94403-1906
Moderate Target Fund                   Advisor        31.40
F/T Fund Allocator Series
One Franklin Parkway
San Mateo, CA 94403-1906
Growth Target Fund                     Advisor        30.82
F/T Fund Allocator Series
One Franklin Parkway
San Mateo, CA 94403-1906
FTB&T TTEE for Defined Contribution    Advisor         7.92
Franklin Resources PSP
Attn: Securities Settlement
P.O. Box 2438 Rancho Cordova, CA 95741-2438


Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and trustees of the Fund, serve on the administrative committee of the Franklin Resources, Inc. Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of November 1, 2004, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
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The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A. There is no initial sales charge for Class B and Class C.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days (90 days, effective February 1, 2005):


o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.


   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days (90 days, effective February 1, 2005) from the date the CD matures, including any rollover, or the date you redeem your money fund shares.


o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.


   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days (90 days, effective February 1, 2005) from the date they are redeemed from the money fund.


WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer


o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates


o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below


RETIREMENT PLANS. Class A shares at NAV are available for:

o Employer Sponsored Retirement Plans with assets of $1 million or more; or
o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan ("the Plan") if the IRA is a "Common Platform IRA". An IRA is a Common Platform IRA if (i) the IRA custodian or record keeper, or one of its affiliates, is the record keeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or
o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a DCS plan and/or a plan for which FTB&T was trustee


A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                            3.0
$30,000 but less than $50,000            2.5
$50,000 but less than $100,000           2.0
$100,000 but less than $200,000          1.5
$200,000 but less than $400,000          1.0
$400,000 or more                         0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.


Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to certain securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by certain Employer Sponsored Retirement Plans. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter, Distribution and service (12b-1) fees," Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. For Employer Sponsored Retirement Plans, the CDSC would be applied at the plan level based on the plan's initial investment. A CDSC will not apply to Class A shares purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with an affiliate of Distributors for plan trustee services.


For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B
SHARES WITHIN THIS MANY YEARS   THIS % IS DEDUCTED
AFTER BUYING THEM               FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                          4
2 Years                         4
3 Years                         3
4 Years                         3
5 Years                         2
6 Years                         1
7 Years                         0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors


o Redemptions of shares by investors in an Employer Sponsored Retirement Plan if Distributors did not pay a prepaid commission to the Third Party Administrator of the Plan


o Redemptions by the Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by a DCS Plan or an Employer Sponsored Retirement Plan that has contracted with an affiliate of Distributors for plan trustee services (not applicable to Class B)


o Participant initiated distributions and exchanges from an Employer Sponsored Retirement Plan and returns of excess contributions and earnings (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings (for Class B, this applies to all retirement plan accounts, not only IRAs)


o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended.


EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.


If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or(ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who qualify as top producers may be eligible for the Valued Investor Program which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

PRICING SHARES
-------------------------------------------------------------------

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus
0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.


The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway,
San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended July 31:


                                                        AMOUNT
                                                     RECEIVED IN
                                                     CONNECTION
                                                        WITH
                               TOTAL       AMOUNT     REDEMPTIONS
                            COMMISSIONS  RETAINED BY     AND
                           RECEIVED    DISTRIBUTORS  REPURCHASES
                               ($)       ($)             ($)
-------------------------------------------------------------------
2004                         2,483,997     325,797      150,990
2003                         1,584,177     194,931      130,418
2002                         1,438,769     167,471      121,296


Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. The Fund may pay up to 0.25% per year of Class A's average daily net assets.

In implementing the Class A plan, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.25% by the average daily net assets represented by the Fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.15% by the average daily net assets represented by the Fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.25% is reached on a yearly basis, up to an additional 0.05% will be paid to Distributors under the plan or, should Class A's assets fall below $4 billion, up to an additional 0.02% could be paid to Distributors under the plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.20% (0.15% plus 0.05%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.25% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the Fund to pay a full 0.25% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.


For the fiscal year ended July 31, 2004, the amounts paid by the Fund pursuant to the plan were:

                                      ($)
----------------------------------------------
Advertising                         34,068
Printing and mailing
prospectuses                         1,578
  other than to current
shareholders
Payments to underwriters            22,270
Payments to broker-dealers         875,350
Other                               63,689
                                  ------------
Total                              996,955
                                  ------------


THE CLASS B AND C PLANS. The Fund pays Distributors up to 1% per year of Class B and Class C's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended July 31, 2004, were:

                                      ($)
----------------------------------------------
Advertising                          5,209
Printing and mailing
prospectuses                          138
  other than to current
shareholders
Payments to underwriters             3,284
Payments to broker-dealers         371,289
Other                                5,737
                                  ------------
Total                              385,657
                                  ------------


Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended July 31, 2004, were:

                                      ($)
----------------------------------------------
Advertising                          22,236
Printing and mailing
prospectuses                            617
  other than to current
shareholders
Payments to underwriters             13,455
Payments to broker-dealers          951,980
Other                                23,804
                                  ------------
Total                             1,012,092
                                  ------------


THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns before taxes for the indicated periods ended July 31, 2004, were:

                            1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
-------------------------------------------------------------------
Class A                        9.95        13.96         2.19

                                                      SINCE
                                                     INCEPTION
                            1 YEAR (%)  5 YEARS (%)  (1/1/99) (%)
-------------------------------------------------------------------
Class B                       11.81        14.26        14.17

                                                        SINCE
                                                      INCEPTION
                            1 YEAR (%)  5 YEARS (%)  (5/1/95) (%)
-------------------------------------------------------------------
Class C                       14.77        14.53         2.13


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000
           payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended July 31, 2004, were:

                            1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
-------------------------------------------------------------------
Class A                        9.89        13.50         1.54


                                                       SINCE
                                                     INCEPTION
                            1 YEAR (%)  5 YEARS (%)  (1/1/99) (%)
-------------------------------------------------------------------
Class B                       11.79        13.92         13.86

                                                        SINCE
                                                      INCEPTION
                            1 YEAR (%)  5 YEARS (%)  (5/1/95) (%)
-------------------------------------------------------------------
Class C                       14.76        14.29         1.65


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
              D

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended July 31, 2004, were:

                            1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
-------------------------------------------------------------------
Class A                        6.64        11.94         1.48


                                                       SINCE
                                                     INCEPTION
                            1 YEAR (%)    5 YEARS    (1/1/99) (%)
-------------------------------------------------------------------
Class B                        7.78        12.30        12.30

                                                       SINCE
                                                     INCEPTION
                            1 YEAR (%)  5 YEARS (%)  (5/1/95) (%)
-------------------------------------------------------------------
Class C                        9.69        12.62         1.56


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
             DR

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions) n = number of years
ATV
   DR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption



CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended July 31, 2004, were:

                            1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
-------------------------------------------------------------------
Class A                        9.95        92.18        24.24

                                                         SINCE
                                                      INCEPTION
                            1 YEAR (%)  5 YEARS (%)  (1/1/99) (%)
-------------------------------------------------------------------
Class B                       11.81        94.74        109.50

                                                        SINCE
                                                      INCEPTION
                            1 YEAR (%)  5 YEARS (%)  (5/1/95) (%)
-------------------------------------------------------------------
Class C                       14.77        97.03        21.54


VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.


o Dow Jones Wilshire 5000 Total Market Index - measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.


o Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.


o Historical data supplied by the research departments of Credit Suisse First Boston (CSFB) LLC, J.P. Morgan Chase & Co., Citigroup Global Markets, Merrill Lynch & Co., and Lehman
   Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


o The Financial Times (FTSE) Gold Mines Index - a price index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold.


From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------


The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $371 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



















DECEMBER 1, 2004



The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS ADVISOR CLASS

FRANKLIN GOLD AND PRECIOUS METALS FUND















[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]




CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Goals and Strategies            2

Main Risks                      4

Performance                     9

Fees and Expenses              11

Management                     13

Distributions and Taxes        17

Financial Highlights           20

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND
SERVICES
[End callout]

Qualified Investors             21

Buying Shares                   24

Investor Services               26

Selling Shares                  30

Exchanging Shares               33

Account Policies                40

Questions                       44


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

GOALS AND STRATEGIES

GOALS

The Fund's principal investment goal is capital appreciation. Its secondary goal is to provide shareholders with current income through dividends or interest received from its investments.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of gold and precious metals operation companies. Gold and precious metals operation companies include companies that mine, process, or deal in gold or other precious metals, such as silver, platinum, and palladium, including mining finance and exploration companies as well as operating companies with long-, medium-, or short-life mines. Shareholders will be given 60 days' advance notice of any change to the 80% policy.

[Begin callout]
The Fund normally invests at least 80% of its net assets in investments of gold and precious metals operation companies.
[End callout]


The Fund may buy securities of gold and precious metals operation companies located anywhere in the world and generally invests more than 50% of its total assets in companies located outside the U.S. Although the Fund may invest in small, medium and large capitalization companies, it expects to invest a substantial portion of its assets in companies falling within the small-cap (market capitalization less than $1.5 billion) and medium-cap (market capitalization of $1.5 billion to $8 billion) range. As a means of seeking its principal goal of capital appreciation, the Fund may also invest up to 10% of its assets in gold bullion or exchange-traded fund securities backed by underlying gold bullion reserves.


The Fund primarily invests in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The Fund also invests in American, Global and European Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

PORTFOLIO SELECTION

The Fund's manager looks for companies with established records, as well as companies having low-cost reserves to bring into production. The manager also considers a company's potential for reserve growth and retention and production growth.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include preferred stocks, rated or unrated debt securities, securities of the U.S. government and its agencies, various bank debt instruments, money market fund shares, and money market instruments including repurchase agreements collateralized by U.S. government securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

MAIN RISKS

GOLD AND PRECIOUS METALS

The Fund's investments are concentrated in gold and other precious metals (particularly platinum and palladium) operations companies. By concentrating in the industries in a single sector, the Fund carries a much greater risk of adverse developments affecting these companies than a fund that invests in companies from a wide variety of industries. The gold and precious metals sector has been experiencing consolidation and, if this trend continues, there will be a reduced range of investment opportunities for the Fund. Also, there currently are a limited number of platinum and palladium operations companies, which further restricts the Fund's ability to diversify its investments in those metals.

[Begin callout]
The price of gold and precious metals operations companies, and thus the value of Fund shares, will generally move in the same direction as the price of gold and other precious metals such as platinum, palladium and silver.
[End callout]

The price of gold and precious metals operation companies is strongly affected by the price of gold and other precious metals such as platinum, palladium and silver. These prices may fluctuate substantially over short periods of time, so the Fund's share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, traditional investments such as bonds and stocks may not perform well. In such times, gold and other precious metals have historically maintained their value as hard assets, often outperforming traditional investments. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and other precious metals may be adversely affected, which could in turn affect the Fund's returns.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

The price of gold and other precious metals is affected by several factors including (1) how much of the worldwide supply is held among the major producers, as economic, political, or other conditions affecting one of the major sources could have a substantial effect on the world's gold and precious metals supply in countries throughout the world; (2) environmental, labor, and other costs in mining and production; (3) changes in laws relating to mining, production, or sales; and (4) unpredictable monetary policies and economic and political conditions in countries throughout the world; for example, if Russia or another large holder decided to sell some of its gold or other precious metals reserves, the supply would go up, and the price would generally go down.

Some gold and precious metals mining companies have hedged, to varying degrees, their exposure to further falls in the gold or precious metals price by selling forward future production. Such hedging also limits a company's ability to benefit from future rises in the price of gold or precious metals. In addition, hedging techniques introduce their own risks, including the possible inability of a mining company or another party to meet its contractual obligations and potential margin requirements.


The Fund generally invests a substantial portion of its assets in the securities of mining companies. Mining operations have varying expected life spans. Securities of mining companies that have mines with a short expected life span may experience greater price volatility than those that have a long expected life span.

Changes in U.S. or foreign tax, currency or mining laws may make it more expensive and/or more difficult to pursue the Fund's investment strategies. In addition, currency fluctuations may have an adverse effect on the costs of companies with mining operations in foreign countries.


FOREIGN SECURITIES

Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.


EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

One of the largest national producers of gold bullion and platinum is the Republic of South Africa. Because of current conditions in South Africa, the Fund's investments in South African companies, approximately 25.8% of the portfolio as of July 31, 2004, may be subject to somewhat greater risk than investments in companies of countries with more stable political profiles. Changes in political and economic conditions affecting South Africa may have a direct impact on its sales of gold. Legislation that may affect the operating conditions of mining companies took effect in 2004. This legislation stipulates that 15% equity in existing South African mines be owned by historically disadvantaged people within five years, and 26% within 10 years. A review will be conducted within five years to determine whether the 15% equity target has been met.


SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

GOLD BULLION INVESTMENTS

The price of gold bullion may fluctuate substantially over short periods of time, which can impact the performance of the Fund. The Fund also may experience possible delays or restrictions when it sells gold bullion. Furthermore, exchange traded funds backed by gold bullion reserves are new forms of investment, and there is no guarantee that an active trading market will develop for shares of these funds.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[Insert bar graph]


-4.73%  -1.28%  1.04%  -34.75%  -5.43%  25.95%  -7.26%  10.26%  37.79%  52.70%
  94       95     96     97       98        99     00    01       02      03

                               YEAR

Best Quarter:                             Q1 '02      27.18%
Worst Quarter:                            Q4 '97     -27.93%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003


                                           1 YEAR   5 YEARS 10 YEARS
---------------------------------------------------------------------
Franklin Gold and Precious Metals Fund -
Advisor Class/2
Return Before Taxes                        52.70%   22.06%   4.74%
Return After Taxes on Distributions        43.51%   19.81%   2.90%
Return After Taxes on Distributions and    28.51%   17.68%   2.65%
Sale of Fund Shares
S&P 500 Index/3                            28.67%   -0.57%  11.06%
FT Gold Mines Index/4                      42.80%   14.32%  -2.00%
(Indices reflect no deduction for fees,
expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


1. As of September 30, 2004, the Fund's year-to-date return was -5.83% for Advisor Class shares. All Fund performance assumes reinvestment of dividends and capital gains.

2. Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. The unmanaged Financial Times (FT) Gold Mines Index(R) is a price index intended to illustrate the trend or "mood" of this market sector, not measure long-term performance. It does not include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                       ADVISOR CLASS
--------------------------------------------------------------------
Maximum sales charge (load) imposed on                  None
purchases Redemption fee on shares
sold within 5 New 2.00% York Stock Exchange trading days following their purchase date/1

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
ASSETS)

                                             ADVISOR CLASS
--------------------------------------------------------------------
Management fees/2                              0.50%
Distribution and service (12b-1) fees          None
Other expenses                                 0.23%
                                              ----------------------
Total annual Fund operating expenses2          0.73%
Management fee reduction/2                    -0.02%
Net annual Fund operating expenses/2           0.71%
--------------------------------------------------------------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.


2. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


  1 YEAR     3 YEARS   5 YEARS  10 YEARS
-------------------------------------------
    $73       $227      $395       $883

MANAGEMENT

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the Company) claiming violations of the Massachusetts Uniform Securities Act (Massachusetts Act) with respect to an alleged arrangement to permit market timing (the Mass. Proceeding). On September 20, 2004, Franklin Resources, Inc. announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. (Advisers) and Franklin Templeton Alternative Strategies, Inc. (FTAS), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to the Mass. Proceeding. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS have consented to the entry of a cease and desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the Securities and Exchange Commission described below.

The Company, in addition to most of the mutual funds within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, as well as certain of the mutual funds' trustees/directors, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by the mutual funds. These lawsuits seek damages of unspecified amounts. The Company believes that the claims made in the lawsuits are without merit and it intends to defend vigorously against the allegations. It is anticipated that additional similar civil actions related to the matters described above may be filed in the future.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) had reached a settlement with the U.S. Securities and Exchange Commission (SEC) that resolved an SEC investigation of market timing activity in the Franklin Templeton Investments funds. As part of the settlement, on August 2, 2004, the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the Order). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, Advisers, while neither admitting nor denying any of the findings therein, has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. Because the distribution methodology has not yet been developed, it is presently not possible to say which particular funds will be determined to have been affected or which particular groups of fund shareholders will receive distributions or in what proportion and amounts.

In the Order, the SEC notes that the Company has generally sought to detect, discourage and prevent market timing in its funds and began to increase its efforts to control market timing in 1999. The Order also requires Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;
o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and
o Retain an Independent Distribution Consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Advisers and Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office also has advised that the California Attorney General may bring a civil action against Franklin Resources, Inc. and Distributors arising from the same events. Even though the Company currently believes that the contemplated charges are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. If it is found that the Company bears responsibility for any unlawful or improper conduct, the Company has committed to making the funds or their shareholders whole, as appropriate.

These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."

Advisers, One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $371 billion in assets.

The team responsible for the Fund's management is:

STEVE LAND CFA, PORTFOLIO MANAGER OF ADVISERS Mr. Land has been a manager of the Fund since 1999. He joined Franklin Templeton Investments in 1997.

JASON GOINS, PORTFOLIO MANAGER OF ADVISERS Mr. Goins has been a manager of the Fund since July 2003. He joined Franklin Templeton Investments in 2001.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended July 31, 2004, management fees, before any reduction, were 0.50% of the Fund's average monthly net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.48% of its average monthly net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.


DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from non-resident alien withholding taxes because they are interest-related or short-term capital dividends. (See the applicable discussion below.) Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on September 15th at the Fund's current NAV of $10 per share, and the Fund makes a capital gain distribution on September 16th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the capital gain distribution in additional Fund shares.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. A portion of the income dividends paid to you by the Fund may be qualified dividends subject to taxation at the long-term capital gain rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

SALES OF FUND SHARES. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class is not a taxable event, and no gain or loss will be reported on such a transaction.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by the Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 TAX ACT) amends these withholding tax provisions to exempt most dividends paid by the Fund from interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as short-term capital gain dividends and interest-related dividends designated as a payment out of qualified interest income will not be subject to a U.S. withholding tax. These exemptions from withholding are effective for the Fund's distributions of income earned in its fiscal years beginning August 1, 2005 and ending on July 31, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from the Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section, "Distributions and Taxes", in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.


FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


ADVISOR CLASS                            YEAR ENDED JULY 31,
---------------------------------------------------------------------
                              2004    2003    2002    2001    2000
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning
of year
                             14.08    10.53   9.09    8.09    8.49
                            -----------------------------------------
 Net investment income/1       .08      .09    .15     .28     .11
 Net realized and
unrealized gains (losses)
                              2.33     3.60   1.56     .85    (.46)
                            -----------------------------------------
Total from investment         2.41     3.69   1.71    1.13    (.35)
operations
Less distributions from
net investment income         (.13)    (.14)  (.27)   (.13)   (.05)
                            -----------------------------------------
Redemption fees                -2       -       -      -       -
                            -----------------------------------------

Net asset value, end of      16.36    14.08  10.53    9.09    8.09
year                        -----------------------------------------

Total return (%)             16.91    35.38  19.38   14.04   (4.21)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($   35,351  21,223   5,573   3,574   3,715
x 1,000)
Ratios to average net
assets: (%)
 Expenses                      .71      .85     .90    1.08   1.10
 Net investment income         .51     1.29    1.29    3.15   1.24
Portfolio turnover rate (%)   8.11     6.59   12.77    7.31   3.53

1. Based on average daily shares outstanding.
2. Amount is less than $.001 per share.

YOUR ACCOUNT

QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the Fund.

o Registered investment advisors on behalf of their clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996. Minimum initial investment: $1,000

o Registered investment advisors who buy on behalf of their clients through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc.
   (Distributors). Minimum initial investment: $1,000

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum initial investment: $250,000 ($100,000 for an individual client)

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan)

o  Each series of the Franklin Templeton Fund Allocator Series.
   Minimum initial investment: $1,000

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, the Franklin Floating Rate Trust and the Franklin Mutual Recovery Fund. They do not include the Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Accounts managed by Franklin Templeton Investments. No initial minimum investment.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, (ii) with retirement plan assets of $100 million or more, or (iii) with retirement plan assets of $20 million or more and who has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services or is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services. No initial minimum investment.

o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. No initial minimum investment.

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.

o Individual investors. Minimum initial investment: $5 million. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust, or foundation. Minimum initial investment: $5 million. For minimum investment purposes accounts eligible for cumulative quantity discount or under a letter of intent may combine all eligible shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

BUYING SHARES

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 26). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
---------------------------------------------------------------------
                 OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
---------------------------------------------------------------------


THROUGH YOUR     Contact your investment   Contact your investment
INVESTMENT       representative            representative
REPRESENTATIVE
---------------------------------------------------------------------
                 If you have another       Before requesting a
                 Franklin Templeton fund   telephone or online
BY PHONE/ONLINE  account with your bank    purchase into an
                 account information on    existing account, please
(Up to $100,000  file, you may open a new  make sure we have your per shareholder  account by phone. At bank account information
per day)         this time, a new account  on file.  If we do not
                 may not be opened online. have this information,
1-800/632-2301                             you will need to send
                 To make a same day        written instructions
                 investment, your phone    with your bank's name
franklintemplet. order must be received    and address and a voided
com              and accepted by us by     check or savings account
                 1:00 p.m. Pacific time    deposit slip. If the
NOTE: (1)        or the close of the New   bank and Fund accounts
CERTAIN ACCOUNT  York Stock Exchange,      do not have at least one
TYPES ARE NOT    whichever is earlier.     common owner, your
AVAILABLE FOR                              written request must be
ONLINE ACCOUNT                             signed by ALL fund AND
ACCESS AND (2)                             bank account owners, and
THE AMOUNT MAY                             each individual must
BE HIGHER FOR                              have his or her
MEMBERS OF THE                             signature guaranteed.
VALUED INVESTOR
PROGRAM.                                   To make a same day
PLEASE SEE PAGE                            investment, your phone
29 FOR MORE                                or online order must be
INFORMATION                                received and accepted by
REGARDING                                  us by 1:00 p.m. Pacific
ELIGIBILITY.                               time or the close of the
                                           New York Stock Exchange,
                                           whichever is earlier.
---------------------------------------------------------------------
                 Make your check payable   Make your check payable
                 to Franklin Gold and      to Franklin Gold and
                 Precious Metals Fund.     Precious Metals Fund.
BY MAIL                                    Include your account
                 Mail the check and your   number on the check.
                 signed application to
                 Investor Services.        Fill out the deposit
                                           slip from your account
                                           statement. If you do not
                                           have a slip, include a
                                           note with your name, the
                                           Fund name, and your
                                           account number.

                                           Mail the check and deposit slip or
                                           note to Investor Services.
---------------------------------------------------------------------
                 Call  to receive a wire   Call to receive a wire
                 control number and wire   control number and wire
                 instructions.             instructions.

BY WIRE          Wire the funds and mail   To make a same day wire
                 your signed application   investment, the wired
1-800/632-2301   to Investor Services.     funds must be received
(or              Please include the wire   and accepted by us by
1-650/312-2000   control number or your    1:00 p.m. Pacific time
collect)         new account number on     or the close of the New
                 the application.          York Stock Exchange,
                                           whichever is earlier.

                 To make a same day wire
                 investment, the wired funds
                 must be received and accepted
                 by us by 1:00 p.m. Pacific time
                 or the close of the New York
                 Stock Exchange, whichever is
                 earlier.
---------------------------------------------------------------------
                   Call Shareholder         Call Shareholder Services
                   services at              at 1-800/632-2301, or
BY EXCHANGE        1-800/632-2301, or send  send signed written
                   signed written           instructions. You also
                   instructions.   You      may place an online
franklintempleton. also may place an        exchange order.
com                online exchange order.
                   The automated telephone  (Please see page 33 for
                   system cannot be used    information on
                   to open a new account.   exchanges.)

                  (Please see page 33 for
                  information on exchanges.)
----------------------------------------------------------------------

                      Franklin Templeton Investor Services
                                P.O. Box 997151,
                         Sacramento, CA 95899-9983 Call
                            toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
              or visit us online 24 hours a day, 7 days a week, at
                              franklintempleton.com


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES      1-800/632-2301
ADVISOR SERVICES          1-800/524-4040
RETIREMENT SERVICES       1-800/527-2020

DISTRIBUTION OPTIONS


You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days (90 days, effective February 1, 2005). You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES


You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).


To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

VALUED INVESTOR PROGRAM


You may be eligible for the Valued Investor Program (VIP) if the total combined value of Franklin Templeton fund shares held directly with the funds in your name or the name of a legal entity over which you have exclusive control, in the name of your spouse, and in the names of your children or grandchildren who are under the age of 21 exceeds $250,000. Franklin Templeton VIP shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o   you are selling more than $100,000 worth of shares
o   you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


The amount may be higher for members of the Valued Investor Program. Please see page 29 for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
----------------------------------------------------------
                   TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------
THROUGH YOUR       Contact your investment representative
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------
                   Send written instructions and endorsed
BY MAIL            share certificates (if you hold share
                   certificates) to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                   Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                   A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
----------------------------------------------------------


                   As long as your transaction is for
                   $100,000 or less, you do not hold
BY PHONE/ONLINE    share certificates and you have not
                   changed your address by phone or
1-800/632-2301     online within the last 15 days, you
                   can sell your shares by phone or
franklintempleton. online. The amount may be higher for members of the Valued
                   Investor Program. Please see page 29 for more information regarding eligibility.


                   A check will be mailed to the name(s) and address on the
                   account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.
----------------------------------------------------------
                   You can call, write, or visit us online
                   to have redemption proceeds sent to a
BY ELECTRONIC      bank account. See the policies at left
FUNDS              for selling shares by mail, phone, or
TRANSFER (ACH)     online.


                   Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund
                   AND bank account owners, and each individual must have his or her signature guaranteed.


                   If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.
----------------------------------------------------------

                   Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempleton.com.
BY EXCHANGE

                   Call Shareholder Services at the number below, or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                   If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
----------------------------------------------------------
             Franklin Templeton Investor Services P.O. Box 997151,
                           Sacramento, CA 95899-9983
                         Call toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
              or visit us online 24 hours a day, 7 days a week, at
                             franklintempleton.com


EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)*.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]


Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

MARKET TIMING GENERALLY. The Fund discourages short-term or excessive trading, often referred to as "market timing," and intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or the Fund's transfer agent and based on that information the Fund or its agents in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's market timing trading policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's market timing trading policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets, and in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments which may not be frequently traded.

The Fund is currently using several methods to reduce the risk of market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing trading policy; and
o     assessing a redemption fee for short-term trading

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's market timing trading policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by the Fund's transfer agent (due to systems limitations which we anticipate being resolved within 180 days of the effective date of this policy) or by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.


ACCOUNT POLICIES

CALCULATING SHARE PRICE

The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 27).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS


Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:


o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o  Purchase  Fund shares by debiting a bank  account that may be owned by you;
   and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:


o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.


DEALER COMPENSATION

Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin
Templeton Distributors, Inc. from its own resources.

QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                        HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME       TELEPHONE NUMBER  THROUGH FRIDAY)
----------------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.

Fund Information      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                     (1-800/342-5236)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 4:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
Automated Telephone   1-800/632-2301    (around-the-clock access)
System                1-800/524-4040
                      1-800/527-2020


FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM

(GAIN FROM OUR PERSPECTIVE(R)


Investment Company Act file #811-01700
132 PA 12/04













FRANKLIN GOLD AND PRECIOUS METALS FUND

ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 1, 2004


[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated December 1, 2004, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended July 31, 2004, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks                          2
Officers and Trustees                               10
Proxy Voting Policies and Procedures                15
Management and Other Services                       17
Portfolio Transactions                              19
Distributions and Taxes                             20
Organization, Voting Rights and
 Principal Holders                                  24
Buying and Selling Shares                           25
Pricing Shares                                      28
The Underwriter                                     29
Performance                                         29
Miscellaneous Information                           32
Description of Ratings                              33


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------
o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------

GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income through the receipt of dividends or interest from its investments.

The Fund may concentrate (invest more than 25% of total assets) in securities of issuers engaged in mining, processing, or dealing in gold, or other precious metals.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

3. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts, and may also invest in gold bullion and foreign currency in the form of gold coins.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund may not:

1. Pledge, mortgage, or hypothecate its assets as security for loans, nor engage in joint or joint and several trading accounts in securities, except that an order to buy or sell may be combined with orders from other persons to obtain lower brokerage commissions, and except that the Fund may participate in a joint repurchase agreement with other funds in Franklin Templeton Investments.

2. Invest in real estate limited partnerships or in interests, other than publicly traded equity securities, in oil, gas, or other mineral leases, exploration, or development. Investments in marketable securities issued by real estate investment trusts are not subject to this restriction.

3. Invest more than 5% of its net assets in warrants, other than those acquired by the Fund as a part of a unit, valued at the lower of cost or market, including not more than 2% that are not listed on the New York or American Stock Exchange.

4. Invest in commodities or commodity contracts, except that the Fund may invest up to 10% of its total assets in gold bullion and gold coins, up to 5% of its total assets in options and futures, and more than 5% of its total assets in options and futures for hedging purposes only or when these investments are covered by cash or securities.

The Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.


Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of fund total assets:

      "small portion"          less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"            80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.


INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS


The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

CONVERTIBLE SECURITIES A convertible security generally is a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and, through its conversion feature, the potential for capital appreciation resulting from a market price advance in its underlying common stock. The Fund uses the same criteria to rate convertible debt securities that it uses to rate other debt securities.

A convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. The value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security usually is issued either by an operating company or by an investment bank. A convertible security issued by an operating company generally is senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. A convertible security issued by an investment bank is an obligation of, and is convertible through, the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value, because the holder of a convertible security will have recourse only to the issuer. In addition, the issuer may redeem a convertible security after a specified date and under circumstances established at the time the security is issued.

A convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to the issuer's debt obligations in the event of insolvency. An issuer's failure to make a dividend payment generally is not an event of default entitling a preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

RATINGS. Various investment services publish ratings of some of the debt securities in which the Fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's Investors Service (Moody's) or BB or lower by Standard & Poor's Ratings Group (S&P(R)) or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in the Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

DEPOSITARY RECEIPTS American Depositary Receipts (ADRs) typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market, and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs generally are similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund will consider its investments in depositary receipts to be investments in the underlying securities.

DERIVATIVE SECURITIES Although the Fund has no present intention of investing in the following, it has the authority to enter into options, futures, options on financial futures, and forward foreign currency exchange contracts, which generally are considered "derivative securities," and may do so without prior notice to shareholders.

The Fund may take advantage of opportunities in derivative investments that are not presently contemplated for use by the Fund or that are not currently available but that may be developed, to the extent these opportunities are both consistent with the Fund's investment goals and legally permissible for the Fund.

OPTIONS. The Fund may buy or write (sell) put and call options that trade on securities exchanges or in the over-the-counter (OTC) market. The Fund also may buy or write put and call options on currencies and may buy call and put options on stock indices. The Fund may write an option only if the option is "covered." The Fund currently does not intend to engage in options transactions, although the Fund reserves the right to do so without prior notice to shareholders.

An option on a security or currency is a contract that gives the purchaser of the option the right to buy (a call option) or to sell (a put option) the security or currency from or to the writer of the option at a set price during the term of the option.

The Fund receives a premium when it writes a call option. A decline in the price or value of the security or currency during the option period would offset the amount of the premium. If a call option the Fund has written is exercised, the Fund incurs a profit or loss from the sale of the underlying security or currency.

The Fund generally may terminate its obligation under an option by entering into a closing transaction. When the Fund has written an option, the Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium and will realize a loss if the price is more than the premium.

The operation of put options, including their related risks and rewards, is substantially identical to that of call options. The Fund will commit no more than 5% of its assets to premiums when buying put options.

If a put option the Fund holds is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange-traded options. OTC options, however, are arranged directly with dealers and not, as is the case with exchange-traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer.

Call and put options on stock indices are similar to options on securities. An option on a stock index gives the holder the right to receive cash if the closing level of the underlying index is greater than (or less than, in the case of a put option) the exercise price of the option. The amount of cash is equal to the difference between the closing level and the exercise price, expressed in dollars multiplied by a specified number. Gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market).

FUTURES CONTRACTS. The Fund may enter into futures contracts based upon financial indices (financial futures). Although some financial futures contracts call for making or taking delivery or acquisition of securities, in most cases these obligations are closed out before the settlement date by buying or selling an identical financial futures contract. Other financial futures contracts call for cash settlements. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the change in the value of a specific stock index during the term of the contract.

The Fund will not enter into futures contracts or related options for speculation, but only as a hedge against changes in the value of its securities, or securities that it intends to buy, resulting from market conditions and, to the extent consistent with this policy, to accommodate cash flows. The sum of the Fund's initial deposits on its existing financial futures and premiums paid on options on financial futures contracts may not exceed 5% of the market value of the Fund's total assets.

The Fund may buy and sell call and put options on stock index futures to hedge against risks of market-side price movements. Options on stock index futures are similar to options on securities. An option on a stock index future gives the holder the right to receive in cash the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into these contracts. The use of forward foreign currency contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of, or rates of return on, the Fund's foreign currency denominated portfolio securities.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into forward foreign currency contracts at attractive prices, and this will limit the Fund's ability to use these contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time, poor correlation may exist between movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of the cross-hedges are denominated.

RISKS OF OPTIONS, FUTURES, AND OPTIONS ON FUTURES. The Fund's ability to hedge effectively all or a portion of its securities through transactions in options, futures, and options on futures depends on the degree to which price movements in the underlying security, currency, or index correlate with price movements in the relevant portion of the Fund's securities. The correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index, currency, or other securities underlying the hedging instrument and the hedged securities that would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the Fund of options, futures, and options on futures will be subject to the manager's ability to predict correctly movements in the direction of the securities or currency markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual securities.

Positions in options, futures, and options on futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close an option or futures position also could have an adverse impact on the Fund's ability to hedge its securities effectively. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for the option or futures contract.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. Due to the possibility of distortion, a correct forecast of general market trends by the manager may still not result in a successful transaction.

Futures contracts entail other risks as well. Although the Fund believes that the use of these contracts will benefit the Fund, if the manager's judgment about the general direction of the market is incorrect, the Fund's overall performance would be poorer than if it had not entered into any futures contract. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio, and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds that it has hedged because it will have offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. These sales may or may not be at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners also may participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities also may include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

FOREIGN SECURITIES Foreign securities are securities issued by companies domiciled and operating outside the U.S. or securities issued by foreign governments. Because the Fund concentrates its investments in gold and precious metal operation companies, many of which are outside of the U.S., the Fund invests a substantial portion of its assets in foreign securities. The Fund presently expects that it will invest more than 50% of the value of its assets in foreign securities. At any particular time a substantial portion of the Fund's assets may be invested in companies domiciled or operating in one or a very few foreign countries. The Fund may invest some or all of its assets in U.S. securities when the Fund's manager concludes that investments in U.S. companies are more likely to accomplish the Fund's goals.

RISKS OF INVESTING IN FOREIGN SECURITIES. The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. Although foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below. U.S. gold and precious metals operation companies are likely to have a significant portion of their assets or operations outside of the U.S. and accordingly, the risks that pertain to foreign securities also apply to foreign holdings of U.S. companies.

There is the possibility of cessation of trading on national exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies generally are not subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

The Fund's investments in foreign securities may increase the risks with respect to the liquidity of the Fund's portfolio. This could inhibit the Fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, many of the countries in which the Fund may invest have experienced substantial, and during some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest also may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. The Fund's manager endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

Any investments by the Fund in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other tax laws and laws limiting the amount and types of foreign investments. Although current regulations do not, in the opinion of the Fund's manager, limit seriously the Fund's investment activities, if they were changed in the future they might restrict the ability of the Fund to make its investments or impair the liquidity of the Fund's investments. Changes in governmental administrations, economic or monetary policies in the U.S. or abroad, or circumstances in dealings between nations could result in investment losses for the Fund and could adversely affect the Fund's operations.

GOLD AND PRECIOUS METALS OPERATION COMPANIES Like all investments, there are risks associated with an investment in the Fund and its policies of investing in securities of companies engaged in mining, processing, or dealing in gold or other precious metals.

The price of gold has recently been subject to substantial price fluctuation over short periods of time. It may be affected by unpredictable international monetary and political policies, such as currency devaluations or reevaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries, and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing, or dealing in gold and, accordingly, the value of the Fund's investments in these securities.

The following provides more detail about some of the factors that may affect the price of gold and precious metals operation companies:

1. TAX AND CURRENCY LAWS. Changes in the tax or currency laws of the U.S. and foreign countries may inhibit the Fund's ability to pursue, or may increase the cost of pursuing, its investment policies.

2. UNPREDICTABLE MONETARY POLICIES, ECONOMIC AND POLITICAL CONDITIONS. The Fund's assets may be less liquid or the change in the value of its assets may be more volatile (and less related to general price movements in the U.S. markets) than investments in the securities of U.S. companies, particularly because the price of gold and other precious metals may be affected by unpredictable international monetary policies, economic and political considerations, governmental controls, and conditions of scarcity, surplus, or speculation.

In addition, the use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subjects the supply and demand, and therefore the price, of gold to a variety of economic factors that normally would not affect other types of commodities.

3. NEW AND DEVELOPING MARKETS FOR PRIVATE GOLD OWNERSHIP. Between 1933 and December 31, 1974, a market did not exist in the U.S. in which individuals could purchase gold bullion for investment purposes. Since it became legal to invest in gold, markets have developed in the U.S. Any large purchases or sales of gold bullion could have an effect on the price of gold bullion. From time to time, several central banks have sold gold bullion from their reserves. Sales by central banks and/or rumors of these sales have had a negative effect on gold prices.

The successful management of the Fund's portfolio may be more dependent upon the skills and expertise of the Fund's manager than is the case for most mutual funds because of the need to evaluate the factors identified above. Moreover, in some countries, disclosures concerning an issuer's financial condition and results and other matters may be subject to less stringent regulatory provisions, or may be presented on a less uniform basis than is the case for issuers subject to U.S. securities laws. Issuers and securities exchanges in some countries may be subject to less stringent governmental regulations than is the case for U.S. companies.

Most gold companies engage in some form of hedging in order to create more stable and predictable cash flows. This hedging includes, but is not limited to forwards, options, futures contracts, and in some cases more advanced derivative structures covering gold, other metals or currency. Although the Fund's manager attempts to determine the impact of these financial instruments, extreme events in the gold bullion market may result in these positions becoming financial liabilities. The Fund continues to analyze hedging risks on a company-by-company basis.

4. PLATINUM AND PALLADIUM RISK CONSIDERATIONS. Platinum and palladium are part of the same group of metals (platinum group metals) and often are found together in mining operations. Platinum has long been important for its industrial uses, serving as an essential catalyst in automotive catalytic converters and in some chemical and refining processes, as well as in demand for jewelry fabrication. Palladium's main use is serving as the primary metal in automobile catalytic converters. It is also used extensively in the electronic sector and in some dental applications.

Companies engaged in the mining of platinum group metals involve substantial economic and political risks, which can greatly affect the price of the Fund's holdings in these companies. Most of the world's known supply of platinum group metals can be found in Russia and the Republic of South Africa, with lesser amounts coming from North American mining operations. Russia alone supplies nearly two-thirds of the world's palladium and 20% of its platinum. South Africa produces almost 25% of the world's palladium and more than 70% of the world's platinum. The Russian government controls the export of platinum and palladium from Russia. Accordingly, the world palladium market has been heavily influenced by changes in the Russian government's export and reserve policy, especially as it relates to drawing down government stockpiles. The rapid increases in palladium prices in recent years were largely driven by greater demand for palladium based auto catalysts and uncertainty surrounding the reliability of the Russian palladium supply. Similarly, the output of South African platinum group mining companies may have marked effects on the price of platinum.

5. SOUTH AFRICA GOLD POLICIES. South Africa depends on gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national and international economic and political developments. The Reserve Bank of South Africa is the custodian of the greater part of South Africa's gold bullion and other foreign exchange reserves. Previously, the Reserve Bank was the only authorized sales agent for gold produced in South Africa, which, through its retention policies, controlled the time and place of any sale of South African bullion. From December 1997, the Reserve Bank started to withdraw from the marketing of gold - a process that was completed by 2000. However, the South African Ministry of Mines still determines gold mining policy.


GOLD BULLION As a means of seeking its principal goal of capital appreciation, the Fund may invest up to 10% of its assets in gold bullion and in exchange-traded funds backed by gold bullion reserves and may hold a portion of its cash in foreign currency in the form of gold coins. There is, of course, no assurance that such investments will provide capital appreciation. The Fund's ability to invest in gold bullion is restricted by the diversification requirements that the Fund must meet in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as well as the diversification requirements of the 1940 Act.


The Fund will invest in gold bullion when the prospects of these investments are, in the opinion of the Fund's investment manager, attractive in relation to other possible investments. The basic trading unit for gold bullion is a gold bar weighing approximately 100 troy ounces with a purity of at least 995/1000, although gold bullion is also sold in much smaller units. Gold bars and wafers are usually numbered and bear an indication of purity and the stamp or assay mark of the refinery or assay office which certifies the bar's purity. Bars of gold bullion historically have traded primarily in the New York, London, and Zurich gold markets. In terms of volume, these gold markets have been the major markets for trading in gold bullion. Prices in the Zurich gold market generally correspond to the prices in the London gold market.

It is anticipated that transactions in gold will generally be made in U.S. markets, although these transactions may be made in foreign markets when it is deemed to be in the best interest of the Fund. Transactions in gold bullion by the Fund are negotiated with principal bullion dealers unless, in the investment manager's opinion, more favorable prices (including the costs and expenses described below) are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs, insurance expenses, assay charges and shipping costs for delivery to a custodian bank. These costs and expenses may be a greater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Since gold bullion does not generate any investment income, the only source of return to the Fund on such an investment will be from any gains realized upon its sale, and negative return will be realized, of course, to the extent the Fund sells its gold bullion at a loss.

EXCHANGE-TRADED FUND SHARES. The Fund may invest indirectly in gold bullion through the purchase of shares of an exchange-traded fund. An exchange-traded fund is a publicly-traded trust that acquires and holds underlying investments on a transparent basis. Because an exchange-traded fund has operating expenses and transaction costs, while the price of gold bullion does not, an exchange-traded fund will sell gold from time to time to pay expenses. This will reduce the amount of gold represented by each exchange-traded fund share, irrespective of whether the trading price of the shares rises or falls in response to changes in the price of gold. Exchange-traded funds that invest in gold bullion generally are not regulated as investment companies under the 1940 Act.

An investment in an exchange-traded fund is subject to all of the risks of investing in the assets held by the exchange-traded fund. In addition, the market value of the exchange-traded fund shares may differ from their net asset value because the supply and demand in the market for exchange-traded fund shares at any point in time is not always identical to the supply and demand in the market for the underlying assets. Because of the ability of large market participants to arbitrage price differences, the difference between the market value and the net asset value of exchange-traded fund shares should in most cases be small. Under certain circumstances, an exchange-traded fund could be terminated. Should termination occur, the exchange-traded fund could have to liquidate its holdings at a time when the price of gold is falling.

ILLIQUID INVESTMENTS Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

The Fund does not consider securities that it acquires outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market to be illiquid investments if (a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign markets, or (b) current market quotations are readily available.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include preferred stocks, rated or unrated debt securities, securities of the U.S. government and its agencies, various bank debt instruments, money market fund shares, and money market instruments including repurchase agreements collateralized by U.S. government securities. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

TIMING OF THE FUND'S SECURITIES TRANSACTIONS Normally, the Fund will buy securities for investment with a view to long-term appreciation. The Fund may on occasion, however, buy securities with the expectation of realizing gains over the short-term. Because the investment outlook of the types of securities that the Fund may buy may change as a result of unexpected developments in national or international securities markets, or in economic, monetary or political relationships, the Fund will not treat its portfolio turnover as a limiting factor. The Fund may make changes in particular portfolio holdings whenever the Fund considers that a security no longer has optimum growth potential or has reached its anticipated level of performance, or that another security appears to have a relatively greater potential for capital appreciation and will make such changes without regard to the length of time the Fund has held a security. The Fund may consider the differences between the tax treatment of long-term gains and short-term gains, however, in determining the timing of portfolio transactions.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------


The Fund has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.


INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                     NUMBER
                                       OF
                                     PORTFOLIOS
  NAME, AGE                          IN FUND
 AND ADDRESS               LENGTH    COMPLEX         OTHER
                           OF TIME   OVERSEEN    DIRECTORSHIPS
                POSITION    SERVED   BY BOARD        HELD
                                      MEMBER*
-----------------------------------------------------------------
Frank H.      Trustee      Since          111         None
Abbott, III                1968
(83)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment
company).
-----------------------------------------------------------------
Harris J.     Trustee      Since     140       Director, Bar-S
Ashton (72)                1982                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
S. Joseph     Trustee       Since     141         None
Fortunato                   1989
(72)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
-----------------------------------------------------------------
Edith E.      Trustee      Since     96        Director,
Holiday (52)               2003                Amerada Hess
One Franklin                                   Corporation
Parkway                                        (exploration and
San Mateo,                                     refining of oil
CA 94403-1906                                  and gas); H.J.
                                               Heinz Company (processed foods
                                               and allied products); RTI
                                               International Metals, Inc.
                                               (manufacture and distribution of
                                               titanium); and Canadian National
                                               Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
Frank W.T.    Trustee      Since     113       Director, The
LaHaye (75)                1968                California
One Franklin                                   Center for Land
Parkway                                        Recycling
San Mateo,                                     (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------
Gordon S.     Trustee      Since     140       Director, White
Macklin (76)               1997                Mountains
One Franklin                                   Insurance Group,
Parkway                                        Ltd. (holding
San Mateo,                                     company); Martek
CA 94403-1906                                  Biosciences
                                               Corporation;
                                               MedImmune, Inc.
                                               (biotechnology);
                                               and
                                               Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group
(investment banking) (1987-1992); and President, National
Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
  NAME, AGE     POSITION   LENGTH    NUMBER          OTHER
AND ADDRESS               OF TIME     OF          DIRECTORSHIPS
                          SERVED   PORTFOLIOS         HELD
                                     IN FUND
                                     COMPLEX
                                     OVERSEEN
                                     BY BOARD
                                      MEMBER*
-----------------------------------------------------------------
**Harmon E.   Trustee and  Trustee         36        None
Burns (59)    Vice         since
One Franklin  President    1993 and
Parkway                    Vice
San    Mateo,              President
CA 94403-1906              since
                           1986

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
**Charles B.  Trustee and  Trustee       140       None
Johnson (71)  Chairman of  since
One Franklin  the Board    1976 and
Parkway                    Chairman
San Mateo,                 of the
CA 94403-1906              Board
                           since
                           1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
**Rupert H.   Trustee,     Trustee       123       None
Johnson, Jr.  President    since
(64)          and Chief    1982,
One Franklin  Executive    President
Parkway       Officer -    since
San Mateo,    Investment   2001 and
CA 94403-1906 Management   Chief
                           Executive
                           Officer -
                           Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
James M.      Chief        Since       Not           None
Davis         Compliance   July 2004   Applicable
(52)          Officer
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------
Laura         Treasurer    Since        Not          None
Fergerson                  July 2004   Applicable
(42)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------
Martin L.     Vice         Since     Not                 None
Flanagan (44) President    1995      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Jimmy D.      Senior Vice   Since     Not Applicable         None
Gambill (57)  President     2002
500 East      and Chief
Broward       Executive
Blvd.         Officer
Suite 2100    -Finance and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.      Vice         Since     Not                    None
Goss (57)     President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------
Barbara J.    Vice         Since     Not                    None
Green (57)    President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------
Michael O.    Vice         Since     Not         Director, FTI
Magdol (67)   President -  2002      Applicable  Banque, Arch
600 Fifth     AML                                Chemicals, Inc.
Avenue        Compliance                          and Lingnan
Rockefeller                                        Foundation.
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Murray L.     Vice         Since        Not                 None
Simpson (67)  President    2000      Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------
Galen G.      Chief        Since     Not                    None
Vetter (53)   Financial    May 2004  Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services, LLC; FORMERLY, Managing Director, RSM McGladrey, Inc.; Partner, McGladrey & Pullen, LLP.

-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.


**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.


Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Fund pays noninterested board members $150 per month plus $150 per meeting attended. Board members who serve on the Audit Committee of the Fund and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Fund are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Fund and by Franklin Templeton Investments.



                                                       NUMBER OF
                                          TOTAL FEES   BOARDS IN
                                           RECEIVED     FRANKLIN
                                             FROM      TEMPLETON
                             TOTAL FEES    FRANKLIN   INVESTMENTS
                              FROM THE   INVESTMENTS/2  ON WHICH
NAME                          FUND/1 ($)      ($)      EACH SERVES/3
-------------------------------------------------------------------
Frank H. Abbott, III            2,524      179,599         27
Harris J. Ashton                2,617      369,700         46
S. Joseph Fortunato             2,468      369,700         47
Edith E. Holiday                3,450      297,707         33
Frank W.T. LaHaye               2,410      174,322         29
Gordon S. Macklin               2,617      369,700         46

1. For the fiscal year ended July 31, 2004.
2. For the calendar year ended December 31, 2003.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2003.

INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------
                                                  AGGREGATE DOLLAR
                                                   RANGE OF EQUITY
                                                    SECURITIES IN
                                                      ALL FUNDS
                                                   OVERSEEN BY THE
                                                   BOARD MEMBER IN
                          DOLLAR RANGE OF EQUITY    THE FRANKLIN
NAME OF BOARD MEMBER      SECURITIES IN THE FUND   TEMPLETON FUND
                                                       COMPLEX
--------------------------------------------------------------------
Frank H. Abbott, III               None             Over $100,000
Harris J. Ashton                   None             Over $100,000
S. Joseph Fortunato                None             Over $100,000
Edith E. Holiday                   None             Over $100,000
Frank W.T. LaHaye              $1 - $10,000         Over $100,000
Gordon S. Macklin                  None             Over $100,000
--------------------------------------------------------------------


INTERESTED BOARD MEMBERS
--------------------------------------------------------------------
                                                  AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                 SECURITIES IN ALL
                                                 FUNDS OVERSEEN BY
                                                  THE BOARD MEMBER
                                                  IN THE FRANKLIN
                         DOLLAR RANGE OF EQUITY    TEMPLETON FUND
NAME OF BOARD MEMBER     SECURITIES IN THE FUND       COMPLEX
--------------------------------------------------------------------

Harmon E. Burns                   None             Over $100,000
Charles B. Johnson         $50,001 - $100,000      Over $100,000
Rupert H. Johnson, Jr.            None             Over $100,000
--------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Fund's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust:
Frank H. Abbott, III, Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following: Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon
S. Macklin.


The Fund's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151 Sacramento, CA 95899-9983


During the fiscal year ended July 31, 2004, the Audit Committee met six times; the Nominating Committee did not meet.


PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------


The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. (Advisers) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.


To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.



The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.


RATIFICATION OF AUDITORS. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.


MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.


ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.


CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.


The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklin templeton.com Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

-------------------------------------------------------------------------------
MANAGEMENT AND OTHER SERVICES

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.


In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:


o PERFORMANCE. Performance of the Fund was considered in reference to a peer group of gold-oriented funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short term and long term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to gold-oriented funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Fund in relation to those within the relevant peer group of gold-oriented funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on, the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.

MANAGEMENT FEES The Fund pays the manager a fee equal to a monthly rate of:

o   5/96 of 1% of the value of net assets up to and including $100 million;

o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and

o   9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended July 31, the Fund paid the following management fees:


                                                 MANAGEMENT
                                               FEES PAID ($)/1
---------------------------------------------------------------
2004                                              2,775,957
2003                                              1,703,634
2002                                              1,330,819

1. For the fiscal years ended July 31, 2004, 2003 and 2002, management fees, before any advance waiver, totaled $2,874,007, $1,775,190 and $1,386,302 respectively. Under an agreement by the manager to limit its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o     0.15% of the Fund's average daily net assets up to $200 million;

o     0.135% of average daily net assets over $200 million up to $700 million;

o     0.10% of average daily net assets over $700 million up to $1.2 billion;
      and

o     0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended July 31, the manager paid FT Services the following administration fees:


                                              ADMINISTRATION
                                               FEES PAID ($)
---------------------------------------------------------------
2004                                              807,199
2003                                              487,734
2002                                              352,618

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.


Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.


Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The Independent Registered Public Accounting Firm audits the financial statements included in the Fund's Annual Report to Shareholders.


PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.


When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third-party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services do not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.


During the last three fiscal years ended July 31, the Fund paid the following brokerage commissions:


                                                    BROKERAGE
                                                 COMMISSIONS ($)
-----------------------------------------------------------------
2004                                                 492,445
2003                                                 299,977
2002                                                 255,970

For the fiscal year ended July 31, 2004, the Fund paid brokerage commissions of $488,067 from aggregate portfolio transactions of $145,170,308 to brokers who provided research services.

As of July 31, 2004, the Fund did not own securities of its regular broker-dealers.


DISTRIBUTIONS AND TAXES

MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.


DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials in this section for more information on qualified, interest-related and short-term capital gain dividends.

DISTRIBUTIONS OF CAPITAL GAINS The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

INVESTMENTS IN FOREIGN SECURITIES The next four paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.


PASS-THROUGH OF FOREIGN TAX CREDITS. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.


You should be aware that under the provisions of the 2003 Tax Act, your use of foreign dividends, designated by the Fund as dividends from qualifying foreign corporations and subject to reduced rates of taxation on dividend income, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.


EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.


PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends, interest-related dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source income that is distributed the non-U.S. investors in the Fund. Capital gain distributions paid by the Fund from net long-term capital gains are generally exempt from withholding. The American Jobs Creation Act of 2004 (2004 Tax Act) exempts from this withholding tax dividends paid by a fund from interest income and net short-term capital gains to the extent that such income would be exempt if earned directly by the non-U.S. investor. Thus, capital gain distributions paid out of net long-term capital gains, and ordinary income dividends paid out of net short-term capital gains (other than certain gains realized on the disposition of U.S. real property interests) are not subject to U.S. tax withholding unless one of the following conditions apply: o the gain is effectively connected with the conduct of a trade or business in the United States,
o you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, or
o as a non-U.S. investor, you have failed to meet your non-U.S. tax certification requirements, and are therefore subject to backup withholding.

Similarly, interest-related dividends paid by the Fund from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general: 1) bank deposit interest, 2) short-term original issue discount (OID), 3) interest (including OID, market or acquisition discount) on an obligation in registered form, and 4) any interest-related dividend passed through from another regulated investment company. Payments of U.S.-sourced interest that are effectively connected with a U.S. trade or business are not allowed this exemption.

These interest-related and short-term capital gain dividend withholding tax exemptions are effective for dividends paid with respect to income earned in taxable years of the Fund beginning August 1, 2005 and ending on July 31, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by an estate of a non-resident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Non-U.S. investors have special U.S. tax certification requirements to both avoid non-resident alien and backup withholding. If properly completed, a non-U.S. investor's tax certification will allow the investor to avoid backup withholding on all Fund distributions and on the proceeds received from the sale of Fund shares, to claim the withholding tax exemptions for interest-related and short-term capital gain dividends, and on any other dividends, to claim a reduced rate of withholding available under the treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a complete Form W-8BEN (or substitute form) to establish his or her status as an non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from tax withholding under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.


U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Under the 2003 Tax Act, dividends earned on the following income sources will qualify for this treatment: o dividends paid by DOMESTIC corporations, and o dividends paid by qualified FOREIGN corporations, including: - corporations incorporated in a possession of the U.S., - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
- corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by the Fund on debt securities generally will not qualify for this favorable tax treatment.

Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allows regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under Non-U.S. investors for more information on these dividends.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act are scheduled to sunset after 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset in taxable years beginning in 2008, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of the Fund primarily is derived from investments in foreign rather than domestic securities, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.


INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,


DERIVATIVES. The Fund is permitted to invest in certain options, futures, forwards, and foreign currency contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

TAX STRADDLES. The Fund's investment in options, futures, forwards, foreign currency contracts, actively traded stock or a position with respect to substantially similar or related property in connection with certain hedging transactions could cause the Fund to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.


SECURITIES PURCHASED AT DISCOUNT. The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY THE FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY THE FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is a non-diversified, open-end management investment company, commonly called a mutual fund. The Fund was originally organized as a California corporation on June 20, 1968, and was reorganized as a Delaware statutory trust (a form of entity formerly known as a business trust) on April 10, 2000, and is registered with the SEC.

The Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

o     Franklin Gold and Precious Metals Fund - Class A

o     Franklin Gold and Precious Metals Fund - Class B

o     Franklin Gold and Precious Metals Fund - Class C

o     Franklin Gold and Precious Metals Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Fund has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Fund does not intend to hold annual shareholder meetings. The Fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of November 1, 2004, the principal shareholders of the Fund, beneficial or of record, were:

                                                    PERCENTAGE
NAME AND ADDRESS                     SHARE CLASS       (%)
-----------------------------------------------------------------
Conservative Target Fund               Advisor        11.37
F/T Fund Allocator Series
One Franklin Parkway
San Mateo, CA 94403-1906
Moderate Target Fund                   Advisor        31.40
F/T Fund Allocator Series
One Franklin Parkway
San Mateo, CA 94403-1906
Growth Target Fund                     Advisor        30.82
F/T Fund Allocator Series
One Franklin Parkway
San Mateo, CA 94403-1906
FTB&T TTEE for Defined Contribution    Advisor         7.92
Franklin Resources PSP
P.O. Box 2438 Rancho Cordova, CA 95741-2438


Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and trustees of the Fund, serve on the administrative committee of the Franklin Resources, Inc. Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of November 1, 2004, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged. For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.


All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


DEALER COMPENSATION Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.


EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to:(i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who qualify as top producers may be eligible for the Valued Investor Program which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


PRICING SHARES
-------------------------------------------------------------------------------

When you buy and sell shares, you pay and receive the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, Advisor Class standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


The average annual total returns before taxes for the indicated periods ended July 31, 2004, were:

                    1 YEAR    5 YEARS      10 YEARS
                    (%)           (%)         (%)
-------------------------------------------------------
Advisor Class         16.91      15.60        3.35


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). The average annual total returns after taxes on distributions for the indicated periods ended July 31, 2004, were:

                    1 YEAR     5 YEARS      10 YEARS
                    (%)          (%)          (%)
-------------------------------------------------------
Advisor Class         16.83      15.06        2.62


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
             D

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). The average annual total returns after taxes on distributions and redemptions for the indicated periods ended July 31, 2004, were:

                    1 YEAR    5 YEARS      10 YEARS
                     (%)        (%)           (%)
-------------------------------------------------------
Advisor Class        11.22      13.37        2.43


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
              DR

where:

P =  a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions) n = number of years
ATV
   DR= ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended July 31, 2004, were:

                    1 YEAR    5 YEARS      10 YEARS
                    (%)          (%)          (%)
-------------------------------------------------------
Advisor Class         16.91      106.41       38.97


VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.


o Dow Jones Wilshire 5000 Total Market Index - measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.


o Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.


o  Historical data supplied by the research departments of Credit Suisse
   First Boston (CSFB) LLC, J.P. Morgan Chase & Co., Citigroup Global Markets, Merrill Lynch & Co., and Lehman Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


o The Financial Times (FTSE) Gold Mines Index - a price index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold.


From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $371 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.









                     FRANKLIN GOLD and PRECIOUS METALS FUND
                                File Nos. 2-30761
                                    811-01700

                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION

ITEM 22.  EXHIBITS

      The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

      (a)  Agreement and Declaration of Trust

           (i) Certificate of Trust of Franklin Gold and Precious Metals Fund dated November 16, 1999
                Filing: Post-Effective Amendment No. 51 to Registration Statement on Form N-1A
                File No. 2-30761
                Filing Date: February 8, 2000

           (ii) Agreement and Declaration of Trust of Franklin Gold and Precious Metals Fund dated November 16, 1999
                Filing: Post-Effective Amendment No. 51 to Registration Statement on Form N-1A
                File No. 2-30761
                Filing Date: February 8, 2000

           (iii)Certificate of Amendment of Agreement and Declaration of Trust of Franklin Gold and Precious Metals Fund dated July 19, 2001
                Filing: Post-Effective Amendment No. 53 to Registration Statement on Form N-1A
                File No. 2-30761
                Filing Date: November 29, 2001

      (b)  By-laws

          (i)   By-Laws of Franklin Gold and Precious Metals Fund
                Filing: Post-Effective Amendment No. 51 to Registration Statement on Form N-1A
                File No. 2-30761
                Filing Date: February 8, 2000

         (ii) Amendment dated October 10, 2002 to the By-Laws Of Franklin Gold and Precious Metals Fund

         (iii) Amendment dated May 12, 2004 to the By-Laws of Franklin Gold and Precious Metals Fund

      (c)  Instruments Defining Rights of Security Holders

           Not Applicable

      (d)  Investment Advisory Contracts

          (i) Management Agreement between Registrant and Franklin Advisers, Inc., dated April 10, 2000
                Filing: Post-Effective Amendment No. 52 to Registration Statement on Form N-1A
                File No. 2-30761
                Filing Date: November 28, 2000

      (e)  Underwriting Contracts

          (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc., dated October 31, 2000
               Filing: Post-Effective Amendment No. 53 to Registration Statement on Form N-1A
               File No. 2-30761
               Filing Date: November 29, 2001

         (ii)  Forms of Dealer Agreements between Registrant and
               Franklin/Templeton Distributors, Inc. and Securities Dealers dated November 1, 2003

      (f)  Bonus or Profit Sharing Contracts

           Not applicable

      (g)  Custodian Agreements

          (i) Master Custodian Agreement between Registrant and Bank of New York dated February 16, 1996
               Filing: Post-Effective Amendment No. 45 to Registration Statement on Form N-1A
               File No. 2-30761
               Filing Date: November 27, 1996

          (ii) Amendment dated May 7, 1997 to the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
               Filing: Post-Effective Amendment No. 47 to Registration Statement on Form N-1A
               File No. 2-30761
               Filing Date: November 24, 1997

         (iii) Amendment dated February 27, 1998 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
               Filing: Post-Effective Amendment No. 54 to Registration Statement on Form N-1A
               File No. 2-30761
               Filing Date: November 27, 2002

        (iv) Amendment dated September 2, 2003 to Exhibit A of the Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996
               Filing: Post-Effective Amendment No. 55 to Registration Statement on Form N-1A
               File No. 2-30761
               Filing Date: November 26, 2003

        (v) Amendment dated May 16, 2001, to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
               Filing: Post-Effective Amendment No. 53 to Registration
               Statement on Form N-1A
               File No. 2-30761
               Filing Date: November 29, 2001

         (vi) Amended and Restated Foreign Custody Manager Agreement between the Registrant and Bank of New York made as of May 16, 2001
               Filing: Post-Effective Amendment No. 53 to Registration Statement on Form N-1A
               File No. 2-30761
               Filing Date: November 29, 2001

         (vii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
               Filing: Post-Effective Amendment No. 45 to Registration Statement on Form N-1A
               File No. 2-30761
               Filing Date: November 27, 1996

         (viii)Amendment dated September 2003, to Schedule 1 of the Amended and Restated Foreign Custody Manager
               Agreement between the Registrant and Bank of New York
               Filing: Post-Effective Amendment No. 55 to Registration Statement on Form N-1A
               File No. 2-30761
               Filing Date: November 26, 2003

          (ix) Amendment dated May 2003, to Schedule 2 of the Amended and Restated Foreign Custody Manager Agreement between the Registrant and Bank of New York
               Filing: Post-Effective Amendment No. 55 to Registration
               Statement on Form N-1A
               File No. 2-30761
               Filing Date: November 26, 2003

      (h)  Other Material Contracts

          (i) Subcontract for Fund Administrative Services dated January 1, 2001 between Franklin Advisers, Inc. and Franklin Templeton Services, LLC
               Filing: Post-Effective Amendment No. 53 to Registration Statement on Form N-1A
               File No. 2-30761
               Filing Date: November 29, 2001

      (i)  Legal Opinion

           (i) Opinion and consent of counsel dated September 15, 1998
               Filing: Post-Effective Amendment No. 49 to Registration Statement on Form N-1A
               File No. 2-30761
               Filing Date: September 30, 1998

      (j)  Other Opinions

           (i) Consent of Independent Registered Public Accounting Firm

      (k)  Omitted Financial Statements

           Not applicable

      (l)  Initial Capital Agreements

           (i) Letter of Understanding dated April 12, 1995 Filing:
               Post-Effective Amendment No. 43 to Registration Statement on Form N-1A
               File No. 2-30761
               Filing Date: April 21, 1995

      (m)  Rule 12b-1 Plan

          (i) Class A Distribution Plan pursuant to Rule 12b-1 dated April 10, 2000
               Filing: Post-Effective Amendment No. 52 to Registration Statement on Form N-1A
               File No. 2-30761
               Filing Date: November 28, 2000

         (ii) Class B Distribution Plan pursuant to Rule 12b-1 dated April 10, 2000
               Filing: Post-Effective Amendment No. 52 to Registration Statement on Form N-1A
               File No. 2-30761
               Filing Date: November 28, 2000

         (iii) Class C Distribution Plan pursuant to Rule 12b-1 dated October 31, 2000
               Filing: Post-Effective Amendment No. 53 to Registration Statement on Form N-1A
               File No. 2-30761
               Filing Date: November 29, 2001

      (n)  Rule 18f-3 Plan

           (i) Multiple Class Plan on behalf of Franklin Gold and Precious Metals Fund dated April 10, 2000
               Filing: Post-Effective Amendment No. 52 to Registration Statement on Form N-1A
               File No. 2-30761
               Filing Date: November 28, 2000

      (p)  Code of Ethics

           (i) Code of Ethics dated October 2004

      (q) Power of Attorney dated May 12, 2004

ITEM 23.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
           FUND

           None

ITEM 24.   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a Court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the Declaration of Trust, By-Laws, Management Agreement and Distribution Agreements filed as exhibits or incorporated herein by reference.

ITEM 25.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The officers and directors of Franklin Advisers, Inc. (Advisers), Registrant's manager, also serve as officers and/or directors/trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 26.   PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc. (Distributors), also as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Global Trust
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Recovery Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Templeton Variable Insurance Products Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund.
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds

(b) The information required by this Item 27 with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.


ITEM 27.   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 will be kept by the Fund or its shareholder services agent, Franklin Templeton Investor Services, LLC, at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258.

ITEM 28.   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 29.   UNDERTAKINGS

    Not Applicable

                               SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 24th day of November, 2004.

                                 FRANKLIN GOLD AND PRECIOUS METALS FUND
                                 (Registrant)

                                 By: /s/David P. Goss
                                        Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

RUPERT H. JOHNSON, JR.*        President and Chief Executive
-----------------------        Officer - Investment Management
Rupert H. Johnson, Jr.         Dated: November 24, 2004

JIMMY D. GAMBILL*              Chief Executive Officer-Finance
-----------------              and Administration
Jimmy D. Gambill               Dated: November 24, 2004

GALEN VETTER*                  Chief Financial Officer
-------------                  Dated: November 24, 2004
Galen Vetter

FRANK H. ABBOTT III*           Trustee
--------------------           Dated: November 24, 2004
Frank H. Abbott III

HARRIS J. ASHTON*              Trustee
-----------------              Dated: November 24, 2004
Harris J. Ashton

HARMON E. BURNS*               Trustee
----------------               Dated: November 24, 2004
Harmon E. Burns

S. JOSEPH FORTUNATO*           Trustee
--------------------           Dated: November 24, 2004
S. Joseph Fortunato

EDITH E. HOLIDAY*              Trustee
------------------             Dated: November 24 2004
Edith E. Holiday

CHARLES B. JOHNSON*            Trustee
-------------------            Dated: November 24, 2004
Charles B. Johnson

FRANK W.T. LAHAYE*             Trustee
------------------             Dated: November 24, 2004
Frank W.T. LaHaye

GORDON S. MACKLIN*             Trustee
------------------             Dated: November 24, 2004
Gordon S. Macklin


*By  /s/David P. Goss, Attorney-in-Fact
      (Pursuant to Power of Attorney filed herewith)


                 FRANKLIN GOLD and PRECIOUS METALS FUND
                         REGISTRATION STATEMENT
                             EXHIBITS INDEX

EXHIBIT NO.                DESCRIPTION                 LOCATION

EX-99.(a)(i)        Certificate of Trust of Franklin         *
                    Gold and Precious Metals Fund
                    dated November 16, 1999

EX-99.(a)(ii)       Agreement and Declaration of Trust       *
                    of Franklin Gold and Precious Metals
                    Fund dated November 16, 1999

EX-99.(a)(iii)      Certificate of Amendment of              *
                    Agreement and Declaration of
                    Trust of Franklin Gold and Precious
                    Metals Fund

EX-99.(b)(i)        By-Laws of Franklin Gold and             *
                    Precious Metals Fund

EX-99.(b)(ii)       Amendment dated October 10, 2002         Attached
                    to the By-Laws of Franklin Gold and
                    Precious Metals Fund

EX-99.(b)(iii)      Amendment dated May 12, 2004 to          Attached
                    the By-Laws of Franklin Gold and
                    Precious Metals Fund

EX-99.(d)(i)        Management Agreement between             *
                    Registrant and Franklin Advisers,
                    Inc., dated April 10, 2000

EX-99.(e)(i)        Amended and Restated Distribution        *
                    Agreement between Registrant and
                    Franklin/Templeton Distributors, Inc.,
                    dated October 31, 2000

EX-99.(e)(ii)       Forms of Dealer Agreements between       Attached
                    Registrant and Franklin/Templeton
                    Distributors, Inc. and Securities
                    Dealers dated November 1, 2003

EX-99.(g)(i)        Master Custodian Agreement between       *
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(ii)       Amendment dated May 7, 1997 to the       *
                    Master Custody Agreement dated February
                    16, 1996 between Registrant and Bank of
                    New York

EX-99.(g)(iii)      Amendment dated February 27, 1998        *
                    to Master Custody Agreement between
                    Registrant and Bank of New York dated
                    February 16, 1996

EX-99.(g)(iv)       Amendment dated September 2, 2003        *
                    to Exhibit A of the Master Custody
                    Agreement between the Registrant and
                    Bank of New York dated February 16, 1996

EX-99.(g)(v)        Amendment dated May 16, 2001, to         *
                    Master Custody Agreement between
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(vi)       Amended and Restated Foreign             *
                    Custody Manager Agreement
                    between the Registrant and Bank of
                    New York made as of May 16, 2001

EX-99.(g)(vii)      Terminal Link Agreement between          *
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(viii)     Amendment to Schedule 1 dated            *
                    September 2003 of the Foreign Custody
                    anager Agreement between the Registrant
                    and Bank of New York

EX-99.(g)(ix)       Amendment to Schedule 2 dated May        *
                    2003 of the Foreign Custody Manager
                    Agreement between the Registrant and Bank of New York

EX-99.(h)(i)        Subcontract for Fund Administrative      *
                    Services dated January 1, 2001 between
                    Franklin Advisers, Inc. and Franklin
                    Templeton Services, LLC

EX-99.(i)(i)        Opinion and consent of counsel           *
                    dated September 15, 1998

EX-99.(j)(i)        Consent of Independent Registered        Attached
                    Public Accounting Firm

EX-99.(l)(i)        Letter of Understanding dated            *
                    April 12, 1995

EX-99.(m)(i)        Class A Distribution Plan pursuant       *
                    to Rule 12b-1 dated April 10, 2000

EX-99.(m)(ii)       Class B Distribution Plan Pursuant       *
                    to Rule 12b-1 dated April 10, 2000

EX-99.(m)(iii)      Class C Distribution Plan pursuant       *
                    to Rule 12b-1 dated October 31, 2000

EX-99.(n)(i)        Multiple Class Plan on behalf of         *
                    Franklin Gold and Precious Metals
                    Fund dated April 10, 2000

EX-99.(p)(i)        Code of Ethics dated October 2004        Attached

EX-99.(q)(i)        Power of Attorney dated May 12, 2004     Attached

*Incorporated by Reference